UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2017

Item 1.

Reports to Stockholders

Fidelity® Series 1000 Value Index Fund Fidelity® Series 1000 Value Index Fund Class F Annual Report January 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2017	Past 1 year	Life of fundA
Fidelity® Series 1000 Value Index Fund	24.44%	9.48%
Class F	24.48%	9.52%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series 1000 Value Index Fund, a class of the fund, on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$13,403	Fidelity® Series 1000 Value Index Fund
$13,637	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index posted a 20.04% gain for the year ending January 31, 2017, rising sharply in the period’s final months on renewed optimism for economic growth. The beginning of the period saw improving investor sentiment amid U.S. job gains, a rally in energy and other stimuli that helped keep the seven-year bull uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union (Brexit) – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks then broke out in response to Donald Trump’s surprise victory, surging to a series of new all-time highs on expectations for reflation and fiscal stimulus. For the year, industrials (+28%), energy (+27%) and materials (+37%) all did well, the latter two driven by a cyclical rebound in commodity prices. Financials (+35%) also shined, riding an uptick in bond yields and the strong rally in banks (+41%), especially post-election. Information technology rose about 25%, despite cooling off in the fourth quarter of 2016. Conversely, real estate (+8%) lagged on the prospect for rising interest rates. An improved backdrop for riskier assets curbed dividend-rich telecommunication services (+13%), utilities (+12%) and consumer staples (+6%). Health care (+8%) underperformed amid an uncertain political and regulatory outlook.

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the year, the fund’s share classes rose closely in line with the 24.62% gain of the Russell 1000® Value Index. Stocks rallied for several months early in the period and then again after the November U.S. elections, benefiting from mounting optimism about the economy’s growth prospects. In a strong market environment, every sector gained ground, with such economically sensitive categories as materials (+58%) and industrials (+33%) performing especially well. Financials stocks (+35%), especially banks (+41%), benefited from post-election optimism. Higher interest rates and the prospect of a more favorable regulatory backdrop boosted our positions in JPMorgan Chase (+45%), Bank of America (+63%) and Wells Fargo (+16%), all strong performers this period. Insurance-focused conglomerate Berkshire Hathaway also added value. Other meaningful contributors this period included energy giants Chevron and Exxon Mobil, which benefited from higher commodity prices. In a very strong period of performance, there were many more contributors than detractors. The health care sector experienced subdued gains (+11%) for the year, however, weighed down most by various pharmaceutical manufacturers that struggled amid growing pressure on drug pricing. In this group, our stakes in Allergan (-22%), Perrigo (-47%), Endo International (-78%) and Mylan (-28%) were big laggards.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.2	3.5
Berkshire Hathaway, Inc. Class B	2.8	2.6
JPMorgan Chase & Co.	2.8	2.2
AT&T, Inc.	2.3	2.5
Wells Fargo & Co.	2.3	2.1
Johnson & Johnson	2.3	2.7
Bank of America Corp.	2.1	1.4
Procter & Gamble Co.	2.0	2.2
General Electric Co.	2.0	2.2
Chevron Corp.	1.9	1.8
	23.7

Top Ten Market Sectors as of January 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.5	27.8
Energy	13.0	12.8
Health Care	10.3	11.8
Industrials	10.1	9.5
Information Technology	9.5	9.8
Consumer Staples	8.1	8.8
Utilities	6.1	6.9
Real Estate	4.6	0.0
Consumer Discretionary	4.6	4.9
Telecommunication Services	3.8	4.1

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of January 31, 2017 *
Stocks and Equity Futures	100.0%

 * Foreign investments - 6.1%

As of July 31, 2016 *
Stocks and Equity Futures	100.0%

 * Foreign investments - 6.1%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments January 31, 2017

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
CONSUMER DISCRETIONARY - 4.6%
Auto Components - 0.2%
Adient PLC (a)	23,234	$1,475,127
BorgWarner, Inc.	61,472	2,509,902
Gentex Corp.	32,401	676,857
Hertz Global Holdings, Inc. (a)	18,612	390,294
Lear Corp.	4,099	582,427
The Goodyear Tire & Rubber Co.	85,813	2,779,483
		8,414,090
Automobiles - 0.9%
Ford Motor Co.	1,260,735	15,582,685
General Motors Co.	454,571	16,641,844
Tesla Motors, Inc. (a)(b)	2,326	585,989
		32,810,518
Distributors - 0.0%
Genuine Parts Co.	2,721	263,420
Diversified Consumer Services - 0.1%
Graham Holdings Co.	1,396	725,292
H&R Block, Inc.	66,743	1,432,305
		2,157,597
Hotels, Restaurants & Leisure - 0.7%
ARAMARK Holdings Corp.	44,410	1,502,834
Carnival Corp. unit	132,148	7,318,356
Choice Hotels International, Inc.	3,379	187,535
Extended Stay America, Inc. unit	20,349	329,857
Hilton Grand Vacations, Inc. (a)	2,029	59,511
Hilton Worldwide Holdings, Inc.	6,766	389,586
Hyatt Hotels Corp. Class A (a)	9,793	535,775
International Game Technology PLC	30,304	800,329
Marriott International, Inc. Class A	25,450	2,153,070
MGM Mirage, Inc. (a)	140,042	4,033,210
Norwegian Cruise Line Holdings Ltd. (a)	46,490	2,185,030
Park Hotels & Resorts, Inc.	4,059	110,161
Royal Caribbean Cruises Ltd.	54,503	5,103,116
Wendy's Co.	28,913	391,193
Wynn Resorts Ltd.	2,271	230,348
		25,329,911
Household Durables - 0.4%
CalAtlantic Group, Inc. (b)	21,104	735,896
D.R. Horton, Inc.	49,047	1,466,996
Garmin Ltd. (b)	35,897	1,733,466
Harman International Industries, Inc.	12,181	1,354,040
Lennar Corp.:
Class A	27,838	1,242,967
Class B	1,526	54,875
Mohawk Industries, Inc. (a)	4,154	896,599
PulteGroup, Inc.	78,070	1,679,286
Toll Brothers, Inc. (a)	26,401	827,935
Whirlpool Corp.	21,596	3,776,924
		13,768,984
Internet & Direct Marketing Retail - 0.1%
Liberty Expedia Holdings, Inc. (a)	13,991	615,744
Liberty Interactive Corp.:
(Venture Group) Series A (a)	20,963	915,035
QVC Group Series A (a)	62,554	1,199,786
		2,730,565
Leisure Products - 0.0%
Brunswick Corp.	5,382	322,167
Vista Outdoor, Inc. (a)	16,123	464,504
		786,671
Media - 0.9%
Clear Channel Outdoor Holding, Inc. Class A	5,434	26,898
Comcast Corp. Class A	58,555	4,416,218
Discovery Communications, Inc.:
Class A (a)(b)	3,452	97,864
Class C (non-vtg.) (a)	4,943	136,971
DISH Network Corp. Class A (a)	16,223	959,915
John Wiley & Sons, Inc. Class A	14,296	787,710
Liberty Broadband Corp.:
Class A (a)	8,179	684,419
Class C (a)(b)	33,272	2,839,432
Liberty Media Corp.:
Liberty SiriusXM Class A (a)	29,333	1,063,028
Liberty SiriusXM Class C (a)	58,995	2,117,331
Lions Gate Entertainment Corp.:
Class A (b)	5,449	156,768
Class B (a)	5,205	139,442
Live Nation Entertainment, Inc. (a)	18,137	519,081
News Corp.:
Class A	114,253	1,404,169
Class B	47,003	594,588
Regal Entertainment Group Class A (b)	18,657	422,768
Tegna, Inc.	70,153	1,607,205
The Madison Square Garden Co. (a)	5,635	989,900
Time Warner, Inc.	87,402	8,464,884
Tribune Media Co. Class A (b)	23,053	664,849
Twenty-First Century Fox, Inc.:
Class A	79,169	2,484,323
Class B	35,795	1,110,003
Viacom, Inc.:
Class A (b)	387	17,512
Class B (non-vtg.)	13,121	552,919
		32,258,197
Multiline Retail - 0.5%
Dillard's, Inc. Class A (b)	5,627	317,588
JC Penney Corp., Inc. (a)(b)	99,181	659,554
Kohl's Corp.	59,540	2,371,478
Macy's, Inc.	99,466	2,938,226
Target Corp.	171,281	11,044,199
		17,331,045
Specialty Retail - 0.6%
AutoNation, Inc. (a)	12,651	672,021
Bed Bath & Beyond, Inc.	42,912	1,731,499
Best Buy Co., Inc.	89,351	3,977,907
Burlington Stores, Inc. (a)	9,666	809,044
Cabela's, Inc. Class A (a)	14,111	788,664
CST Brands, Inc.	23,975	1,155,116
Dick's Sporting Goods, Inc.	6,103	314,915
Foot Locker, Inc.	4,368	299,383
GameStop Corp. Class A (b)	32,956	807,092
Gap, Inc. (b)	67,086	1,544,991
L Brands, Inc.	64,025	3,854,945
Michaels Companies, Inc. (a)	7,008	137,847
Murphy U.S.A., Inc. (a)	4,637	295,377
Penske Automotive Group, Inc.	12,376	672,759
Signet Jewelers Ltd.	1,865	144,855
Staples, Inc.	207,857	1,912,284
Tiffany & Co., Inc. (b)	35,288	2,777,871
Urban Outfitters, Inc. (a)	6,442	170,971
		22,067,541
Textiles, Apparel & Luxury Goods - 0.2%
Coach, Inc.	72,868	2,721,620
PVH Corp.	26,011	2,440,092
Ralph Lauren Corp.	17,127	1,514,541
		6,676,253

TOTAL CONSUMER DISCRETIONARY		164,594,792

CONSUMER STAPLES - 8.1%
Beverages - 0.7%
Brown-Forman Corp.:
Class A	1,013	47,388
Class B (non-vtg.)	3,430	156,408
Molson Coors Brewing Co. Class B	55,875	5,393,055
PepsiCo, Inc.	60,831	6,313,041
The Coca-Cola Co.	318,148	13,225,412
		25,135,304
Food & Staples Retailing - 1.5%
CVS Health Corp.	20,113	1,585,106
Manitowoc Foodservice, Inc. (a)	22,823	437,745
Wal-Mart Stores, Inc.	490,534	32,738,239
Walgreens Boots Alliance, Inc.	221,391	18,140,779
Whole Foods Market, Inc.	85,484	2,583,326
		55,485,195
Food Products - 1.9%
Archer Daniels Midland Co.	186,302	8,245,727
Bunge Ltd.	44,801	3,100,677
ConAgra Foods, Inc.	29,606	1,157,299
Flowers Foods, Inc.	4,680	94,115
Hormel Foods Corp.	10,971	398,247
Ingredion, Inc.	6,801	871,820
Kellogg Co.	6,167	448,403
Lamb Weston Holdings, Inc.	9,841	367,660
Mead Johnson Nutrition Co. Class A	38,565	2,717,290
Mondelez International, Inc.	484,344	21,446,752
Pilgrim's Pride Corp. (b)	16,226	310,566
Pinnacle Foods, Inc.	37,214	1,979,413
Post Holdings, Inc. (a)	8,721	729,773
The Hain Celestial Group, Inc. (a)	8,286	327,794
The J.M. Smucker Co.	37,605	5,108,639
The Kraft Heinz Co.	168,476	15,043,222
TreeHouse Foods, Inc. (a)(b)	12,091	917,465
Tyson Foods, Inc. Class A	49,993	3,139,060
		66,403,922
Household Products - 2.5%
Clorox Co.	6,198	743,760
Colgate-Palmolive Co.	231,253	14,934,319
Energizer Holdings, Inc.	13,621	687,452
Kimberly-Clark Corp.	17,168	2,079,560
Procter & Gamble Co.	829,485	72,662,886
		91,107,977
Personal Products - 0.1%
Coty, Inc. Class A	139,008	2,668,954
Edgewell Personal Care Co. (a)	19,001	1,498,039
Nu Skin Enterprises, Inc. Class A	12,617	654,570
		4,821,563
Tobacco - 1.4%
Philip Morris International, Inc.	448,382	43,102,962
Reynolds American, Inc.	102,701	6,175,411
		49,278,373

TOTAL CONSUMER STAPLES		292,232,334

ENERGY - 13.0%
Energy Equipment & Services - 2.2%
Baker Hughes, Inc.	141,862	8,948,655
Diamond Offshore Drilling, Inc. (a)(b)	20,652	338,280
Dril-Quip, Inc. (a)(b)	12,186	757,969
Ensco PLC Class A	97,161	1,060,998
Frank's International NV (b)	11,519	136,385
Halliburton Co.	277,883	15,719,841
Helmerich & Payne, Inc.	31,292	2,226,739
Nabors Industries Ltd.	88,720	1,441,700
National Oilwell Varco, Inc. (b)	122,627	4,636,527
Noble Corp. (b)	77,958	526,217
Oceaneering International, Inc.	31,548	878,612
Patterson-UTI Energy, Inc.	46,503	1,303,944
Rowan Companies PLC (a)(b)	40,482	725,437
RPC, Inc. (b)	18,728	403,027
Schlumberger Ltd.	451,108	37,762,251
Superior Energy Services, Inc. (b)	48,414	855,475
Transocean Ltd. (United States) (a)(b)	111,204	1,553,520
Weatherford International PLC (a)(b)	315,058	1,641,452
		80,917,029
Oil, Gas & Consumable Fuels - 10.8%
Anadarko Petroleum Corp.	181,121	12,593,343
Antero Resources Corp. (a)	57,950	1,414,560
Apache Corp.	37,922	2,268,494
Cabot Oil & Gas Corp.	43,786	940,523
Cheniere Energy, Inc. (a)	64,302	3,063,990
Chesapeake Energy Corp. (a)(b)	179,589	1,158,349
Chevron Corp.	609,322	67,848,005
Cimarex Energy Co.	25,382	3,431,900
Concho Resources, Inc. (a)	45,670	6,368,225
ConocoPhillips Co.	401,861	19,594,742
CONSOL Energy, Inc.	73,114	1,238,551
Continental Resources, Inc. (a)(b)	15,495	752,437
Devon Energy Corp.	154,199	7,022,222
Diamondback Energy, Inc. (a)	22,029	2,316,790
Energen Corp. (a)	31,243	1,683,685
EOG Resources, Inc.	158,174	16,067,315
EQT Corp.	55,505	3,365,268
Extraction Oil & Gas, Inc.	12,522	224,394
Exxon Mobil Corp.	1,351,706	113,394,614
Gulfport Energy Corp. (a)	51,638	1,079,234
Hess Corp.	91,350	4,949,343
HollyFrontier Corp. (b)	52,209	1,512,495
Kinder Morgan, Inc.	623,381	13,926,332
Kosmos Energy Ltd. (a)(b)	50,377	329,466
Laredo Petroleum, Inc. (a)	46,273	626,999
Marathon Oil Corp.	274,569	4,599,031
Marathon Petroleum Corp.	170,342	8,184,933
Murphy Oil Corp. (b)	52,581	1,520,117
Newfield Exploration Co. (a)	47,675	1,910,814
Noble Energy, Inc.	137,679	5,474,117
Occidental Petroleum Corp.	247,173	16,750,914
Parsley Energy, Inc. Class A (a)	54,847	1,931,711
PBF Energy, Inc. Class A (b)	35,401	820,949
Phillips 66 Co.	146,088	11,923,703
Pioneer Natural Resources Co.	52,719	9,501,545
QEP Resources, Inc. (a)	76,951	1,342,025
Range Resources Corp.	65,876	2,130,430
Rice Energy, Inc. (a)	49,655	984,659
SM Energy Co.	31,060	947,641
Spectra Energy Corp.	191,675	7,983,264
Targa Resources Corp.	53,178	3,064,116
Tesoro Corp.	38,479	3,111,027
The Williams Companies, Inc.	202,180	5,830,871
Valero Energy Corp.	152,143	10,004,924
Whiting Petroleum Corp. (a)	64,917	719,930
World Fuel Services Corp.	22,263	990,258
WPX Energy, Inc. (a)	124,448	1,733,561
		388,631,816

TOTAL ENERGY		469,548,845

FINANCIALS - 26.5%
Banks - 12.3%
Associated Banc-Corp.	48,054	1,215,766
Bank of America Corp.	3,331,744	75,430,684
Bank of Hawaii Corp. (b)	13,669	1,174,304
BankUnited, Inc.	31,990	1,222,018
BB&T Corp.	263,565	12,174,067
BOK Financial Corp. (b)	8,265	679,714
CIT Group, Inc.	64,168	2,643,080
Citigroup, Inc.	899,035	50,193,124
Citizens Financial Group, Inc.	100,436	3,632,770
Comerica, Inc.	56,264	3,799,508
Commerce Bancshares, Inc.	28,129	1,590,132
Cullen/Frost Bankers, Inc. (b)	17,113	1,529,902
East West Bancorp, Inc.	46,170	2,374,985
Fifth Third Bancorp	247,930	6,470,973
First Hawaiian, Inc.	7,087	233,800
First Horizon National Corp.	74,275	1,485,500
First Republic Bank	9,262	873,684
Huntington Bancshares, Inc.	349,099	4,723,309
JPMorgan Chase & Co.	1,179,811	99,847,405
KeyCorp	349,420	6,279,077
M&T Bank Corp. (b)	48,467	7,879,280
PacWest Bancorp	39,004	2,160,822
Peoples United Financial, Inc.	99,631	1,868,081
PNC Financial Services Group, Inc.	161,849	19,496,331
Popular, Inc.	32,991	1,465,790
Regions Financial Corp.	411,414	5,928,476
Signature Bank (a)	6,984	1,100,120
SunTrust Banks, Inc.	162,619	9,240,012
SVB Financial Group (a)	4,341	747,650
Synovus Financial Corp.	40,133	1,672,743
TCF Financial Corp.	50,652	878,812
U.S. Bancorp	525,550	27,670,208
Wells Fargo & Co.	1,481,293	83,441,235
Western Alliance Bancorp. (a)	13,106	647,174
Zions Bancorporation	64,845	2,735,811
		444,506,347
Capital Markets - 4.1%
Affiliated Managers Group, Inc.	2,226	339,153
Ameriprise Financial, Inc.	35,228	3,955,048
Bank of New York Mellon Corp.	339,223	15,173,445
BlackRock, Inc. Class A	40,486	15,140,954
Charles Schwab Corp.	77,145	3,181,460
CME Group, Inc.	109,403	13,246,515
E*TRADE Financial Corp. (a)	89,983	3,369,863
Franklin Resources, Inc.	116,944	4,647,355
Goldman Sachs Group, Inc.	125,015	28,668,440
Interactive Brokers Group, Inc.	18,058	674,286
IntercontinentalExchange, Inc.	99,335	5,797,191
Invesco Ltd.	111,577	3,226,807
Lazard Ltd. Class A	35,419	1,504,599
Legg Mason, Inc.	33,913	1,074,703
LPL Financial	23,703	931,528
Moody's Corp.	5,733	594,340
Morgan Stanley	462,509	19,652,007
Northern Trust Corp.	67,060	5,563,298
Raymond James Financial, Inc.	40,737	3,052,423
State Street Corp.	127,811	9,739,198
T. Rowe Price Group, Inc.	18,480	1,246,291
TD Ameritrade Holding Corp.	8,715	402,197
The NASDAQ OMX Group, Inc.	36,110	2,547,199
Thomson Reuters Corp.	96,966	4,346,610
		148,074,910
Consumer Finance - 1.6%
Ally Financial, Inc.	143,193	3,024,236
American Express Co.	259,150	19,793,877
Capital One Financial Corp.	156,018	13,634,413
Discover Financial Services	89,380	6,192,246
Navient Corp.	97,197	1,461,843
OneMain Holdings, Inc. (a)	17,002	380,505
Santander Consumer U.S.A. Holdings, Inc. (a)	33,987	449,308
SLM Corp. (a)	137,222	1,630,197
Synchrony Financial	271,014	9,707,721
		56,274,346
Diversified Financial Services - 2.9%
Berkshire Hathaway, Inc. Class B (a)	612,661	100,562,177
Donnelley Financial Solutions, Inc. (a)	2,737	65,907
Leucadia National Corp.	107,917	2,573,820
Valvoline, Inc. (b)	9,613	222,541
Voya Financial, Inc.	65,845	2,648,286
		106,072,731
Insurance - 5.2%
AFLAC, Inc.	130,244	9,115,778
Alleghany Corp. (a)	4,791	2,930,032
Allied World Assurance Co. Holdings AG	28,173	1,496,831
Allstate Corp.	121,141	9,111,015
American Financial Group, Inc.	22,644	1,951,233
American International Group, Inc.	329,922	21,200,788
American National Insurance Co.	2,347	273,637
AmTrust Financial Services, Inc.	26,437	697,672
Arch Capital Group Ltd. (a)	36,946	3,264,179
Arthur J. Gallagher & Co.	17,783	957,259
Aspen Insurance Holdings Ltd.	19,372	1,092,581
Assurant, Inc.	18,291	1,776,605
Assured Guaranty Ltd.	42,868	1,667,994
Axis Capital Holdings Ltd.	29,458	1,885,607
Brown & Brown, Inc.	35,258	1,485,420
Chubb Ltd.	149,640	19,676,164
Cincinnati Financial Corp.	48,342	3,411,978
CNA Financial Corp.	8,686	361,772
Endurance Specialty Holdings Ltd.	20,581	1,907,653
Erie Indemnity Co. Class A	2,116	237,225
Everest Re Group Ltd.	13,501	2,969,275
First American Financial Corp.	34,347	1,290,760
FNF Group	84,619	2,992,128
Hanover Insurance Group, Inc.	13,626	1,143,766
Hartford Financial Services Group, Inc.	126,929	6,182,712
Lincoln National Corp.	59,520	4,018,195
Loews Corp.	91,011	4,239,292
Markel Corp. (a)	4,401	4,070,925
Mercury General Corp.	8,773	554,892
MetLife, Inc.	301,344	16,396,127
Old Republic International Corp.	77,876	1,619,821
Principal Financial Group, Inc.	86,733	4,951,587
ProAssurance Corp.	16,940	921,536
Progressive Corp.	170,347	6,377,792
Prudential Financial, Inc.	143,194	15,051,121
Reinsurance Group of America, Inc.	20,581	2,582,298
RenaissanceRe Holdings Ltd.	13,620	1,856,678
The Travelers Companies, Inc.	94,556	11,136,806
Torchmark Corp.	38,299	2,816,508
Unum Group	76,717	3,485,253
Validus Holdings Ltd.	24,220	1,380,540
W.R. Berkley Corp.	31,433	2,112,612
White Mountains Insurance Group Ltd.	1,398	1,271,844
XL Group Ltd.	56,633	2,127,702
		186,051,593
Mortgage Real Estate Investment Trusts - 0.3%
Agnc Investment Corp.	106,849	1,994,871
Annaly Capital Management, Inc.	327,934	3,351,485
Chimera Investment Corp.	60,337	1,063,741
MFA Financial, Inc.	119,127	939,912
Starwood Property Trust, Inc.	80,518	1,792,331
Two Harbors Investment Corp.	111,325	976,320
		10,118,660
Thrifts & Mortgage Finance - 0.1%
New York Community Bancorp, Inc.	152,940	2,323,159
TFS Financial Corp.	18,323	320,469
		2,643,628

TOTAL FINANCIALS		953,742,215

HEALTH CARE - 10.3%
Biotechnology - 0.0%
Alnylam Pharmaceuticals, Inc. (a)(b)	3,225	128,968
Juno Therapeutics, Inc. (a)(b)	2,008	42,851
Opko Health, Inc. (a)(b)	8,926	77,567
United Therapeutics Corp. (a)	10,247	1,676,717
		1,926,103
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	500,007	20,885,292
Alere, Inc. (a)	22,693	839,641
Baxter International, Inc.	143,756	6,887,350
Danaher Corp.	144,344	12,113,348
Dentsply Sirona, Inc.	74,609	4,230,330
Hill-Rom Holdings, Inc.	1,367	80,475
Medtronic PLC	454,652	34,562,645
Teleflex, Inc.	11,480	1,925,540
The Cooper Companies, Inc.	3,415	630,443
Zimmer Biomet Holdings, Inc.	27,918	3,303,537
		85,458,601
Health Care Providers & Services - 1.3%
Acadia Healthcare Co., Inc. (a)(b)	15,403	591,013
Aetna, Inc.	73,071	8,666,951
Anthem, Inc.	62,185	9,585,196
Brookdale Senior Living, Inc. (a)	59,312	887,901
Cardinal Health, Inc.	7,792	584,088
Centene Corp. (a)	14,283	903,685
Cigna Corp.	54,866	8,022,507
DaVita HealthCare Partners, Inc. (a)	32,793	2,090,554
Envision Healthcare Corp. (a)	10,909	741,812
Express Scripts Holding Co. (a)	23,905	1,646,576
HCA Holdings, Inc. (a)	31,986	2,567,836
Humana, Inc.	2,839	563,542
Laboratory Corp. of America Holdings (a)	18,206	2,443,427
LifePoint Hospitals, Inc. (a)(b)	11,957	709,648
MEDNAX, Inc. (a)	8,767	599,224
Premier, Inc. (a)	10,170	324,016
Quest Diagnostics, Inc.	46,072	4,234,938
Universal Health Services, Inc. Class B	20,774	2,339,776
Wellcare Health Plans, Inc. (a)	1,141	166,061
		47,668,751
Health Care Technology - 0.0%
Allscripts Healthcare Solutions, Inc. (a)	60,159	704,462
Life Sciences Tools & Services - 0.6%
Agilent Technologies, Inc.	78,006	3,819,954
Bio-Rad Laboratories, Inc. Class A (a)	6,681	1,269,924
PerkinElmer, Inc.	27,624	1,469,321
QIAGEN NV (a)	70,778	2,051,146
Quintiles Transnational Holdings, Inc. (a)	9,146	717,870
Thermo Fisher Scientific, Inc.	69,318	10,563,370
VWR Corp. (a)	23,648	612,720
		20,504,305
Pharmaceuticals - 6.0%
Allergan PLC	44,282	9,692,887
Endo International PLC (a)	65,958	807,326
Johnson & Johnson	736,568	83,416,326
Mallinckrodt PLC (a)	35,258	1,718,122
Merck & Co., Inc.	898,128	55,674,955
Mylan N.V. (a)	100,833	3,836,696
Patheon NV (b)	4,418	126,752
Perrigo Co. PLC (b)	44,380	3,379,537
Pfizer, Inc.	1,811,831	57,489,398
		216,141,999

TOTAL HEALTH CARE		372,404,221

INDUSTRIALS - 10.1%
Aerospace & Defense - 1.6%
Arconic, Inc.	141,596	3,226,973
General Dynamics Corp.	46,205	8,366,801
Huntington Ingalls Industries, Inc.	2,460	477,142
L3 Technologies, Inc.	24,712	3,921,547
Orbital ATK, Inc.	18,793	1,634,051
Raytheon Co.	59,558	8,585,881
Spirit AeroSystems Holdings, Inc. Class A	19,004	1,141,190
Textron, Inc.	59,829	2,834,100
United Technologies Corp.	251,605	27,593,520
		57,781,205
Air Freight & Logistics - 0.0%
Expeditors International of Washington, Inc.	17,323	902,182
Airlines - 0.6%
Alaska Air Group, Inc.	6,831	640,884
American Airlines Group, Inc.	171,427	7,585,645
Copa Holdings SA Class A	10,025	977,337
Delta Air Lines, Inc.	55,015	2,598,909
JetBlue Airways Corp. (a)	95,982	1,882,207
Spirit Airlines, Inc. (a)	22,983	1,242,001
United Continental Holdings, Inc. (a)	102,714	7,238,256
		22,165,239
Building Products - 0.4%
Armstrong World Industries, Inc. (a)	14,992	598,930
Johnson Controls International PLC	233,281	10,259,698
Lennox International, Inc.	946	148,342
Masco Corp.	37,576	1,238,129
Owens Corning	37,734	2,084,804
USG Corp. (a)(b)	28,096	859,457
		15,189,360
Commercial Services & Supplies - 0.2%
Clean Harbors, Inc. (a)	15,529	861,860
LSC Communications, Inc.	2,737	71,764
R.R. Donnelley & Sons Co.	7,298	125,161
Republic Services, Inc.	76,952	4,415,506
Stericycle, Inc. (a)	1,481	114,244
Waste Management, Inc.	24,906	1,730,967
		7,319,502
Construction & Engineering - 0.3%
AECOM (a)	49,082	1,812,598
Chicago Bridge & Iron Co. NV (b)	33,596	1,115,723
Fluor Corp.	44,917	2,492,894
Jacobs Engineering Group, Inc.	39,174	2,293,638
KBR, Inc.	45,975	782,035
Quanta Services, Inc. (a)	33,823	1,213,907
Valmont Industries, Inc.	1,457	209,808
		9,920,603
Electrical Equipment - 0.9%
AMETEK, Inc.	60,617	3,097,529
Eaton Corp. PLC	148,297	10,496,462
Emerson Electric Co.	174,082	10,211,650
Fortive Corp.	71,926	3,978,227
Hubbell, Inc. Class B	6,317	771,179
Regal Beloit Corp.	14,349	1,041,737
Rockwell Automation, Inc.	8,714	1,289,585
		30,886,369
Industrial Conglomerates - 2.1%
Carlisle Companies, Inc.	14,141	1,542,925
General Electric Co.	2,404,659	71,418,372
ITT, Inc.	29,113	1,189,848
Roper Technologies, Inc.	15,742	3,020,103
		77,171,248
Machinery - 2.1%
AGCO Corp.	22,424	1,408,227
Allison Transmission Holdings, Inc.	45,575	1,594,214
Caterpillar, Inc.	180,816	17,296,859
Colfax Corp. (a)	31,661	1,234,779
Crane Co.	15,677	1,129,371
Cummins, Inc.	51,150	7,519,562
Deere & Co.	76,776	8,218,871
Donaldson Co., Inc.	3,189	134,735
Dover Corp.	49,440	3,843,960
Flowserve Corp. (b)	16,419	807,158
IDEX Corp.	1,712	154,354
Ingersoll-Rand PLC	41,329	3,279,456
Lincoln Electric Holdings, Inc.	7,271	606,183
Oshkosh Corp.	23,442	1,632,266
PACCAR, Inc.	101,407	6,825,705
Parker Hannifin Corp.	43,342	6,376,908
Pentair PLC	53,621	3,143,799
Snap-On, Inc.	4,996	906,924
Stanley Black & Decker, Inc.	42,665	5,290,460
Terex Corp.	34,071	1,083,458
Timken Co.	22,660	1,006,104
Trinity Industries, Inc.	48,102	1,324,729
Xylem, Inc.	27,621	1,361,992
		76,180,074
Marine - 0.0%
Kirby Corp. (a)(b)	16,999	1,095,586
Professional Services - 0.1%
Dun & Bradstreet Corp.	6,982	856,133
Manpower, Inc.	21,526	2,054,872
Nielsen Holdings PLC	25,333	1,036,373
		3,947,378
Road & Rail - 1.6%
AMERCO	739	278,359
CSX Corp.	309,169	14,342,350
Genesee & Wyoming, Inc. Class A (a)	19,788	1,491,224
Kansas City Southern	34,708	2,981,764
Norfolk Southern Corp.	95,679	11,238,455
Old Dominion Freight Lines, Inc.	8,223	725,926
Ryder System, Inc.	17,241	1,337,902
Union Pacific Corp.	230,429	24,559,123
		56,955,103
Trading Companies & Distributors - 0.1%
Air Lease Corp. Class A	15,662	569,784
Herc Holdings, Inc. (a)	6,297	312,772
MSC Industrial Direct Co., Inc. Class A	8,456	863,780
United Rentals, Inc. (a)	4,152	525,270
WESCO International, Inc. (a)	15,617	1,104,122
		3,375,728
Transportation Infrastructure - 0.1%
Macquarie Infrastructure Co. LLC	24,022	1,801,410

TOTAL INDUSTRIALS		364,690,987

INFORMATION TECHNOLOGY - 9.5%
Communications Equipment - 1.8%
Arris International PLC (a)	46,968	1,342,345
Brocade Communications Systems, Inc.	128,958	1,608,106
Cisco Systems, Inc.	1,631,386	50,116,178
EchoStar Holding Corp. Class A (a)	14,640	745,615
Harris Corp.	40,523	4,162,117
Juniper Networks, Inc.	120,354	3,223,080
Motorola Solutions, Inc.	50,387	4,066,735
		65,264,176
Electronic Equipment & Components - 0.6%
Arrow Electronics, Inc. (a)	29,912	2,199,130
Avnet, Inc.	41,304	1,918,158
Corning, Inc.	308,554	8,173,595
Dell Technologies, Inc. (a)	62,929	3,963,898
Dolby Laboratories, Inc. Class A	16,356	783,616
Fitbit, Inc. (a)(b)	7,570	45,496
FLIR Systems, Inc.	44,153	1,559,925
IPG Photonics Corp. (a)	1,834	210,892
Jabil Circuit, Inc.	60,226	1,444,219
Keysight Technologies, Inc. (a)	55,304	2,050,119
National Instruments Corp.	7,156	224,842
Trimble, Inc. (a)	16,975	502,800
Zebra Technologies Corp. Class A (a)	3,027	253,269
		23,329,959
Internet Software & Services - 0.4%
Akamai Technologies, Inc. (a)	6,158	422,377
CommerceHub, Inc.:
Series A (a)	3,538	51,973
Series C (a)	7,455	108,694
IAC/InterActiveCorp (a)	4,961	341,366
Nutanix, Inc. Class A (a)	1,153	34,901
Pandora Media, Inc. (a)(b)	10,057	130,741
Twilio, Inc. Class A (b)	1,460	42,092
Twitter, Inc. (a)(b)	23,861	420,431
Yahoo!, Inc. (a)	280,965	12,382,128
Yelp, Inc. (a)	5,068	211,741
Zillow Group, Inc.:
Class A (a)(b)	5,151	185,333
Class C (a)(b)	10,123	358,152
		14,689,929
IT Services - 0.8%
Amdocs Ltd.	47,728	2,802,111
Booz Allen Hamilton Holding Corp. Class A	2,187	73,964
Computer Sciences Corp.	44,658	2,777,728
Conduent, Inc. (a)	64,995	972,325
CoreLogic, Inc. (a)	11,694	412,447
Fidelity National Information Services, Inc.	45,140	3,585,019
IBM Corp.	89,190	15,565,439
Leidos Holdings, Inc.	21,088	1,018,972
		27,208,005
Semiconductors & Semiconductor Equipment - 3.0%
Analog Devices, Inc.	99,590	7,463,275
Applied Materials, Inc.	100,609	3,445,858
Cree, Inc. (a)(b)	20,330	560,701
Cypress Semiconductor Corp. (b)	100,411	1,184,850
First Solar, Inc. (a)(b)	24,374	760,225
Intel Corp.	1,394,229	51,335,512
Lam Research Corp.	10,343	1,187,997
Linear Technology Corp.	40,754	2,572,800
Marvell Technology Group Ltd.	129,685	1,928,416
Micron Technology, Inc. (a)	335,317	8,084,493
ON Semiconductor Corp. (a)	119,521	1,592,020
Qorvo, Inc. (a)(b)	37,157	2,385,851
Qualcomm, Inc.	377,598	20,175,061
Skyworks Solutions, Inc.	5,005	459,159
SunPower Corp. (a)(b)	18,784	124,726
Teradyne, Inc.	65,403	1,856,137
Versum Materials, Inc. (a)	4,129	115,406
Xilinx, Inc.	55,924	3,254,777
		108,487,264
Software - 1.4%
ANSYS, Inc. (a)	21,013	1,959,672
Autodesk, Inc. (a)	12,438	1,011,707
CA Technologies, Inc.	94,019	2,939,974
FireEye, Inc. (a)	37,398	506,743
Nuance Communications, Inc. (a)	17,719	281,023
Oracle Corp.	864,669	34,681,874
Parametric Technology Corp. (a)	20,438	1,074,426
SS&C Technologies Holdings, Inc.	4,394	141,179
Symantec Corp.	170,565	4,699,066
Synopsys, Inc. (a)	44,093	2,773,009
VMware, Inc. Class A (a)(b)	17,958	1,572,043
Zynga, Inc. (a)	233,874	589,362
		52,230,078
Technology Hardware, Storage & Peripherals - 1.5%
Apple, Inc.	149,145	18,098,746
Hewlett Packard Enterprise Co.	559,818	12,696,672
HP, Inc.	561,006	8,443,140
NetApp, Inc.	93,480	3,582,154
Western Digital Corp.	91,400	7,287,322
Xerox Corp.	324,291	2,247,337
		52,355,371

TOTAL INFORMATION TECHNOLOGY		343,564,782

MATERIALS - 3.0%
Chemicals - 1.7%
Air Products & Chemicals, Inc.	8,136	1,137,087
Albemarle Corp. U.S.	36,079	3,342,359
Ashland Global Holdings, Inc.	20,004	2,381,076
Cabot Corp.	19,690	1,090,235
Celanese Corp. Class A	43,211	3,647,008
CF Industries Holdings, Inc.	75,225	2,654,690
Eastman Chemical Co.	47,615	3,690,163
FMC Corp.	8,351	502,396
Huntsman Corp.	63,841	1,301,718
LyondellBasell Industries NV Class A	62,786	5,856,050
Monsanto Co.	49,625	5,374,884
NewMarket Corp.	166	71,574
Platform Specialty Products Corp. (a)	62,746	761,736
Praxair, Inc.	11,242	1,331,502
The Dow Chemical Co.	363,769	21,691,545
The Mosaic Co.	112,828	3,539,414
The Scotts Miracle-Gro Co. Class A	1,149	105,674
W.R. Grace & Co.	10,128	702,276
Westlake Chemical Corp.	12,213	756,107
		59,937,494
Construction Materials - 0.0%
Martin Marietta Materials, Inc.	1,944	446,342
Vulcan Materials Co.	2,938	377,034
		823,376
Containers & Packaging - 0.5%
Aptargroup, Inc.	14,897	1,087,034
Avery Dennison Corp.	1,627	118,804
Bemis Co., Inc.	25,953	1,264,430
Graphic Packaging Holding Co.	30,438	380,779
International Paper Co.	132,856	7,519,650
Sonoco Products Co.	31,979	1,757,246
WestRock Co.	81,093	4,327,122
		16,455,065
Metals & Mining - 0.8%
Alcoa Corp.	47,213	1,720,914
Compass Minerals International, Inc.	10,847	906,809
Freeport-McMoRan, Inc. (a)	336,120	5,596,398
Newmont Mining Corp.	172,162	6,246,037
Nucor Corp.	103,397	6,006,332
Reliance Steel & Aluminum Co.	22,395	1,783,762
Royal Gold, Inc.	19,584	1,413,377
Southern Copper Corp. (b)	15,033	576,666
Steel Dynamics, Inc.	64,206	2,170,805
Tahoe Resources, Inc.	96,834	883,320
United States Steel Corp.	49,561	1,621,140
		28,925,560
Paper & Forest Products - 0.0%
Domtar Corp.	20,094	877,907

TOTAL MATERIALS		107,019,402

REAL ESTATE - 4.6%
Equity Real Estate Investment Trusts (REITs) - 4.5%
Alexandria Real Estate Equities, Inc.	22,312	2,472,616
American Campus Communities, Inc.	42,092	2,046,513
American Homes 4 Rent Class A	53,622	1,194,698
Apartment Investment & Management Co. Class A	50,185	2,211,653
Apple Hospitality (REIT), Inc.	52,914	1,059,338
AvalonBay Communities, Inc.	44,449	7,703,456
Boston Properties, Inc.	41,273	5,402,636
Brandywine Realty Trust (SBI)	55,397	891,892
Brixmor Property Group, Inc.	61,639	1,487,349
Camden Property Trust (SBI)	27,518	2,299,679
Care Capital Properties, Inc.	24,379	602,405
Colony NorthStar, Inc.	117,418	1,634,459
Columbia Property Trust, Inc.	39,862	886,930
Communications Sales & Leasing, Inc.	39,340	1,033,855
Corporate Office Properties Trust (SBI)	30,418	967,901
Corrections Corp. of America	37,627	1,092,688
Crown Castle International Corp.	13,186	1,158,126
CubeSmart	18,305	460,005
CyrusOne, Inc.	2,815	135,570
DCT Industrial Trust, Inc.	29,011	1,296,502
DDR Corp.	99,165	1,505,325
Digital Realty Trust, Inc. (b)	15,356	1,652,766
Douglas Emmett, Inc.	45,048	1,704,616
Duke Realty LP	111,543	2,713,841
Empire State Realty Trust, Inc.	15,031	307,985
EPR Properties	20,323	1,503,292
Equity Commonwealth (a)	39,309	1,212,290
Equity One, Inc.	29,484	919,606
Equity Residential (SBI)	115,634	7,027,078
Essex Property Trust, Inc.	12,248	2,747,226
Forest City Realty Trust, Inc. Class A	73,583	1,665,919
General Growth Properties, Inc.	187,115	4,647,937
HCP, Inc. (b)	152,021	4,609,277
Healthcare Trust of America, Inc.	11,490	334,014
Highwoods Properties, Inc. (SBI)	30,849	1,585,947
Hospitality Properties Trust (SBI)	51,720	1,610,044
Host Hotels & Resorts, Inc. (b)	238,643	4,312,279
Kilroy Realty Corp.	31,227	2,337,341
Kimco Realty Corp.	130,112	3,238,488
Liberty Property Trust (SBI)	47,082	1,807,478
Life Storage, Inc.	5,076	413,440
Mid-America Apartment Communities, Inc.	36,303	3,446,970
National Retail Properties, Inc.	46,034	2,007,082
Omega Healthcare Investors, Inc.	37,319	1,196,820
Outfront Media, Inc.	37,315	1,023,550
Paramount Group, Inc.	58,042	968,721
Piedmont Office Realty Trust, Inc. Class A (b)	46,640	1,013,021
Prologis, Inc.	169,250	8,267,863
Quality Care Properties, Inc. (a)	30,173	556,994
Rayonier, Inc.	39,539	1,102,743
Realty Income Corp.	83,912	5,003,673
Regency Centers Corp. (b)	27,439	1,913,321
Retail Properties America, Inc.	76,530	1,145,654
Senior Housing Properties Trust (SBI)	66,967	1,275,721
Simon Property Group, Inc.	9,345	1,717,331
SL Green Realty Corp.	31,439	3,425,908
Spirit Realty Capital, Inc.	154,495	1,625,287
Store Capital Corp.	48,603	1,149,947
Sun Communities, Inc.	22,036	1,735,555
Tanger Factory Outlet Centers, Inc.	2,921	99,869
Taubman Centers, Inc.	9,486	671,988
The Macerich Co.	46,228	3,175,401
UDR, Inc.	85,422	2,985,499
Ventas, Inc.	75,288	4,643,011
VEREIT, Inc.	311,822	2,659,842
Vornado Realty Trust	55,681	5,919,447
Weingarten Realty Investors (SBI)	37,541	1,337,586
Welltower, Inc.	115,937	7,686,623
Weyerhaeuser Co.	240,285	7,528,129
WP Carey, Inc.	33,367	2,066,752
		161,244,768
Real Estate Management & Development - 0.1%
Howard Hughes Corp. (a)	11,646	1,241,580
Jones Lang LaSalle, Inc.	14,509	1,494,862
Realogy Holdings Corp.	46,583	1,206,966
		3,943,408

TOTAL REAL ESTATE		165,188,176

TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 3.6%
AT&T, Inc.	1,997,171	84,200,729
CenturyLink, Inc. (b)	174,212	4,505,122
Frontier Communications Corp. (b)	376,446	1,313,797
Level 3 Communications, Inc. (a)	94,622	5,626,224
SBA Communications Corp. Class A (a)	14,566	1,533,217
Verizon Communications, Inc.	661,484	32,419,331
		129,598,420
Wireless Telecommunication Services - 0.2%
Sprint Corp. (a)(b)	244,023	2,252,332
T-Mobile U.S., Inc. (a)	35,242	2,194,519
Telephone & Data Systems, Inc.	30,687	940,557
U.S. Cellular Corp. (a)	4,417	196,954
		5,584,362

TOTAL TELECOMMUNICATION SERVICES		135,182,782

UTILITIES - 6.1%
Electric Utilities - 3.6%
Alliant Energy Corp.	74,637	2,810,083
American Electric Power Co., Inc.	159,537	10,219,940
Duke Energy Corp.	222,941	17,509,786
Edison International	102,364	7,460,288
Entergy Corp.	58,284	4,175,466
Eversource Energy	103,369	5,718,373
Exelon Corp.	287,444	10,313,491
FirstEnergy Corp.	138,209	4,190,497
Great Plains Energy, Inc.	69,415	1,912,383
Hawaiian Electric Industries, Inc.	34,615	1,158,910
NextEra Energy, Inc.	149,118	18,448,879
OGE Energy Corp.	64,105	2,150,082
PG&E Corp.	160,707	9,946,156
Pinnacle West Capital Corp.	36,409	2,826,431
PPL Corp.	219,695	7,654,174
Southern Co.	303,505	15,002,252
Westar Energy, Inc.	45,573	2,492,387
Xcel Energy, Inc.	165,139	6,823,543
		130,813,121
Gas Utilities - 0.2%
Atmos Energy Corp.	33,345	2,540,222
National Fuel Gas Co.	23,752	1,333,675
UGI Corp.	55,471	2,572,190
		6,446,087
Independent Power and Renewable Electricity Producers - 0.2%
Calpine Corp. (a)	115,183	1,359,159
NRG Energy, Inc.	101,454	1,678,049
The AES Corp.	212,656	2,432,785
		5,469,993
Multi-Utilities - 1.9%
Ameren Corp.	78,249	4,119,810
Avangrid, Inc.	18,119	703,017
CenterPoint Energy, Inc.	139,139	3,646,833
CMS Energy Corp.	89,786	3,824,884
Consolidated Edison, Inc.	98,771	7,343,624
Dominion Resources, Inc.	186,507	14,226,754
DTE Energy Co.	58,006	5,721,712
MDU Resources Group, Inc.	62,521	1,834,991
NiSource, Inc.	103,643	2,318,494
Public Service Enterprise Group, Inc.	163,941	7,254,389
SCANA Corp.	42,003	2,885,606
Sempra Energy	80,899	8,283,249
Vectren Corp.	26,769	1,469,350
WEC Energy Group, Inc.	102,422	6,048,019
		69,680,732
Water Utilities - 0.2%
American Water Works Co., Inc.	57,465	4,220,230
Aqua America, Inc.	57,233	1,740,456
		5,960,686

TOTAL UTILITIES		218,370,619

TOTAL COMMON STOCKS
(Cost $3,250,488,789)		3,586,539,155
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.56% 8/17/17 (c)
(Cost $1,993,926)	2,000,000	1,993,160
	Shares	Value

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 0.62% (d)	18,944,515	$18,948,304
Fidelity Securities Lending Cash Central Fund 0.65% (d)(e)	67,708,996	67,722,538
TOTAL MONEY MARKET FUNDS
(Cost $86,659,097)		86,670,842
TOTAL INVESTMENT PORTFOLIO - 102.1%
(Cost $3,339,141,812)		3,675,203,157
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(74,457,057)
NET ASSETS - 100%		$3,600,746,100

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
129 CME E-mini S&P 500 Index Contracts (United States)	March 2017	14,670,525	$168,790

The face value of futures purchased as a percentage of Net Assets is 0.4%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,056,375.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$87,721
Fidelity Securities Lending Cash Central Fund	309,487
Total	$397,208

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$164,594,792	$164,594,792	$--	$--
Consumer Staples	292,232,334	292,232,334	--	--
Energy	469,548,845	469,548,845	--	--
Financials	953,742,215	953,742,215	--	--
Health Care	372,404,221	372,404,221	--	--
Industrials	364,690,987	364,690,987	--	--
Information Technology	343,564,782	343,564,782	--	--
Materials	107,019,402	107,019,402	--	--
Real Estate	165,188,176	165,188,176	--	--
Telecommunication Services	135,182,782	135,182,782	--	--
Utilities	218,370,619	218,370,619	--	--
U.S. Government and Government Agency Obligations	1,993,160	--	1,993,160	--
Money Market Funds	86,670,842	86,670,842	--	--
Total Investments in Securities:	$3,675,203,157	$3,673,209,997	$1,993,160	$--
Derivative Instruments:
Assets
Futures Contracts	$168,790	$168,790	$--	$--
Total Assets	$168,790	$168,790	$--	$--
Total Derivative Instruments:	$168,790	$168,790	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$168,790	$0
Total Equity Risk	168,790	0
Total Value of Derivatives	$168,790	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2017
Assets
Investment in securities, at value (including securities loaned of $66,306,123) — See accompanying schedule: Unaffiliated issuers (cost $3,252,482,715)	$3,588,532,315
Fidelity Central Funds (cost $86,659,097)	86,670,842
Total Investments (cost $3,339,141,812)		$3,675,203,157
Receivable for investments sold		2,837,152
Receivable for fund shares sold		1,174,050
Dividends receivable		3,784,220
Distributions receivable from Fidelity Central Funds		17,101
Total assets		3,683,015,680
Liabilities
Payable for investments purchased	$12,837,342
Payable for fund shares redeemed	1,493,020
Accrued management fee	150,037
Payable for daily variation margin for derivative instruments	17,103
Other affiliated payables	63,731
Collateral on Securities Loaned	67,708,347
Total liabilities		82,269,580
Net Assets		$3,600,746,100
Net Assets consist of:
Paid in capital		$3,264,618,006
Undistributed net investment income		3,804,891
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,906,932)
Net unrealized appreciation (depreciation) on investments		336,230,135
Net Assets		$3,600,746,100
Series 1000 Value Index:
Net Asset Value, offering price and redemption price per share ($1,529,003,071 ÷ 130,164,860 shares)		$11.75
Class F:
Net Asset Value, offering price and redemption price per share ($2,071,743,029 ÷ 176,331,610 shares)		$11.75

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2017
Investment Income
Dividends		$59,503,302
Interest		8,938
Income from Fidelity Central Funds		397,208
Total income		59,909,448
Expenses
Management fee	$1,196,888
Transfer agent fees	521,100
Independent trustees' fees and expenses	9,701
Interest	1,781
Miscellaneous	6,896
Total expenses before reductions	1,736,366
Expense reductions	(5,261)	1,731,105
Net investment income (loss)		58,178,343
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	22,080,355
Fidelity Central Funds	8,769
Foreign currency transactions	(117,718)
Futures contracts	2,532,282
Total net realized gain (loss)		24,503,688
Change in net unrealized appreciation (depreciation) on: Investment securities	404,986,878
Assets and liabilities in foreign currencies	9
Futures contracts	75,445
Total change in net unrealized appreciation (depreciation)		405,062,332
Net gain (loss)		429,566,020
Net increase (decrease) in net assets resulting from operations		$487,744,363

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2017	Year ended January 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$58,178,343	$43,118,718
Net realized gain (loss)	24,503,688	60,928,812
Change in net unrealized appreciation (depreciation)	405,062,332	(188,504,783)
Net increase (decrease) in net assets resulting from operations	487,744,363	(84,457,253)
Distributions to shareholders from net investment income	(56,460,680)	(42,560,163)
Distributions to shareholders from net realized gain	(27,407,512)	(70,518,479)
Total distributions	(83,868,192)	(113,078,642)
Share transactions - net increase (decrease)	1,554,823,147	43,085,220
Total increase (decrease) in net assets	1,958,699,318	(154,450,675)
Net Assets
Beginning of period	1,642,046,782	1,796,497,457
End of period	$3,600,746,100	$1,642,046,782
Other Information
Undistributed net investment income end of period	$3,804,891	$2,211,596

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series 1000 Value Index Fund

Years ended January 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.68	$10.89	$10.01	$10.00
Income from Investment Operations
Net investment income (loss)B	.26	.26	.24	.04
Net realized and unrealized gain (loss)	2.10	(.78)	1.06	.01
Total from investment operations	2.36	(.52)	1.30	.05
Distributions from net investment income	(.19)	(.26)	(.24)	(.04)
Distributions from net realized gain	(.10)	(.43)	(.18)	–
Total distributions	(.29)	(.69)	(.42)	(.04)
Net asset value, end of period	$11.75	$9.68	$10.89	$10.01
Total ReturnC,D	24.44%	(4.98)%	12.86%	.44%
Ratios to Average Net AssetsE,F
Expenses before reductions	.10%	.10%	.10%	.10%G
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%G
Expenses net of all reductions	.10%	.10%	.10%	.10%G
Net investment income (loss)	2.41%	2.35%	2.18%	1.91%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,529,003	$759,885	$852,575	$832,317
Portfolio turnover rateH	16%	20%	16%	2%I

 A For the period November 7, 2013 (commencement of operations) to January 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Series 1000 Value Index Fund Class F

Years ended January 31,	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.68	$10.89	$10.01	$10.00
Income from Investment Operations
Net investment income (loss)B	.27	.26	.25	.04
Net realized and unrealized gain (loss)	2.09	(.77)	1.06	.01
Total from investment operations	2.36	(.51)	1.31	.05
Distributions from net investment income	(.19)	(.27)	(.25)	(.04)
Distributions from net realized gain	(.10)	(.43)	(.18)	–
Total distributions	(.29)	(.70)	(.43)	(.04)
Net asset value, end of period	$11.75	$9.68	$10.89	$10.01
Total ReturnC,D	24.48%	(4.92)%	12.91%	.44%
Ratios to Average Net AssetsE,F
Expenses before reductions	.05%	.05%	.05%	.05%G
Expenses net of fee waivers, if any	.05%	.05%	.05%	.05%G
Expenses net of all reductions	.05%	.05%	.05%	.05%G
Net investment income (loss)	2.46%	2.40%	2.23%	1.95%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,071,743	$882,162	$943,923	$823,248
Portfolio turnover rateH	16%	20%	16%	2%I

 A For the period November 7, 2013 (commencement of operations) to January 31, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2017

1. Organization.

Fidelity Series 1000 Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series 1000 Value Index and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2017, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, market discount, partnerships, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$454,833,341
Gross unrealized depreciation	(124,158,703)
Net unrealized appreciation (depreciation) on securities	$330,674,638
Tax Cost	$3,344,528,519

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,165,798
Undistributed long-term capital gain	$1,287,657
Net unrealized appreciation (depreciation) on securities and other investments	$330,674,638

The tax character of distributions paid was as follows:

	January 31, 2017	January 31, 2016
Ordinary Income	$56,460,680	$ 50,208,892
Long-term Capital Gains	27,407,512	62,869,750
Total	$83,868,192	$ 113,078,642

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $2,532,282 and a change in net unrealized appreciation (depreciation) of $75,445 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $1,924,316,786 and $386,169,434, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .05% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as transfer agent and interest expense, including commitment fees.

In addition, under the expense contract, the investment adviser pays class-level expenses for Series 1000 Value Index so that the total expenses do not exceed .10%, expressed as a percentage of class average net assets, with certain exceptions such as interest expense, including commitment fees.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives transfer agent fees at an annual rate of .075% of average net assets for Series 1000 Value Index. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Under the expense contract, Series 1000 Value Index pays a portion of the transfer agent fees at an annual rate of .05% of average net assets.

For the period, transfer agent fees for each applicable class were as follows:

Amount
Series 1000 Value Index	$521,100

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$25,617,000.83%		$1,781

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,896 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $309,487.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's management fee by $5,261.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2017	Year ended January 31, 2016
From net investment income
Series 1000 Value Index	$23,522,214	$19,471,516
Class F	32,938,466	23,088,647
Total	$56,460,680	$42,560,163
From net realized gain
Series 1000 Value Index	$11,650,787	$32,779,436
Class F	15,756,725	37,739,043
Total	$27,407,512	$70,518,479

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2017	Year ended January 31, 2016	Year ended January 31, 2017	Year ended January 31, 2016
Series 1000 Value Index
Shares sold	62,117,936	7,301,115	$701,876,743	$79,709,449
Reinvestment of distributions	3,031,118	5,184,647	35,173,001	52,250,952
Shares redeemed	(13,516,852)	(12,239,162)	(146,701,027)	(133,021,064)
Net increase (decrease)	51,632,202	246,600	$590,348,717	$(1,060,663)
Class F
Shares sold	101,323,040	13,091,142	$1,140,932,277	$141,800,430
Reinvestment of distributions	4,188,831	6,037,012	48,695,191	60,827,690
Shares redeemed	(20,346,416)	(14,619,166)	(225,153,038)	(158,482,237)
Net increase (decrease)	85,165,455	4,508,988	$964,474,430	$44,145,883

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series 1000 Value Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series 1000 Value Index Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 7, 2013 (commencement of operations) to January 31, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series 1000 Value Index Fund as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the three years in the period then ended and for the period from November 7, 2013 (commencement of operations) to January 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 16, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 244 funds. Mr. Chiel oversees 121 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity® Series 1000 Value Index Fund, or 1-800-835-5092 for Class F.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer (2012-2016), Vice President (2007-2014), and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2016 to January 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2016	Ending Account Value January 31, 2017	Expenses Paid During Period-B August 1, 2016 to January 31, 2017
Series 1000 Value Index	.10%
Actual		$1,000.00	$1,080.50	$.52
Hypothetical-C		$1,000.00	$1,024.63	$.51
Class F	.05%
Actual		$1,000.00	$1,079.90	$.26
Hypothetical-C		$1,000.00	$1,024.89	$.25

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series 1000 Value Index Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Series 1000 Value Index Fund
Series 1000 Value Index	03/13/17	03/10/17	$0.012	$0.007
Class F	03/13/17	03/10/17	$0.013	$0.007

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2017, $25,314,565, or, if subsequently determined to be different, the net capital gain of such year.

Series 1000 Value Index designates 98% and 89% and Class F designates 98% and 87% of the dividends distributed in March and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Series 1000 Value Index designates 100% and 96% and Class F designates 100% and 93% of the dividends distributed in March and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series 1000 Value Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement with Geode Capital Management, LLC (Geode). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

New Advisory Contracts.  The Board noted that, at its July 2016 meeting, it had voted to approve a new management contract and new sub-advisory agreements for the fund (New Advisory Contracts) that will take effect if the shareholders of certain other Fidelity funds that invest in the fund (referred to herein as Freedom Funds) approve new management contracts for the Freedom Funds. The Board noted that under the New Advisory Contracts, the fund will no longer pay a management fee to FMR. The Board also noted that the New Advisory Contracts provide that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee expenses, custodian fees and expenses, expenses related to proxy solicitations, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one-year period.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in "fund-level" non-management expenses. The Board noted that, although FMR does not pay transfer agent fees or other "class-level" expenses under the fund's management contract, such expenses may be paid by FMR pursuant to expense limitation arrangements in effect for the fund and, as a result, are also subtracted from the management fee for purposes of calculating the hypothetical "net management fee." The Board considered that "fund-level" non-management expenses and "class-level" expenses paid by FMR may exceed the fund's management fee and result in a negative net management fee.

Fidelity Series 1000 Value Index Fund

The Board noted that the fund's hypothetical net management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board noted that a hypothetical net management fee is truly a hypothetical number derived for purposes of providing a more meaningful competitive comparison and a negative net management fee is not intended to suggest that Fidelity pays the fund to manage the fund's assets.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's hypothetical net management fee rate as well as the fund's gross management fee rate. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

The Board considered that current contractual arrangements for the fund oblige FMR to pay all "class-level" expenses of the retail class of the fund to the extent necessary to limit total operating expenses, with certain exceptions, to 0.10%. These contractual arrangements may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that due to the fund's current contractual arrangements the expense ratio of the retail class will not decline if the class's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Tax-Free Bond Fund Annual Report January 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Tax-Free Bond Fund	(0.31)%	3.44%	4.52%

$25,000 Over 10 Years

Let's say hypothetically that $25,000 was invested in Fidelity® Tax-Free Bond Fund on January 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays 3+ Year Non-AMT Municipal Bond Index performed over the same period.

Period Ending Values
$38,885	Fidelity® Tax-Free Bond Fund
$39,335	Bloomberg Barclays 3+ Year Non-AMT Municipal Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending January 31, 2017, tax-exempt bond performance was slightly negative, with the Bloomberg Barclays Municipal Bond Index returning -0.28%. For much of the period, fairly strong demand and a stable credit environment for state and local governments drove moderate muni returns. But a downward trend began in September and steepened through November – the worst month for the muni market since 2008 – as investors became concerned that President-elect Donald Trump’s promises to lower taxes, repeal the Affordable Care Act and increase infrastructure spending would negatively impact market valuations. All fixed-income markets were hurt by investor anticipation of further increases in policy interest rates. The muni market stabilized during the last two months of the period as it became clear that changes to tax, health care and fiscal policies would take time to develop and implement. There was little differentiation in performance among municipal sectors this period. General obligation bonds overall returned -0.77%. Within this sector, bonds issued by local municipalities slightly outperformed state-backed bonds. Looking ahead, we expect further market volatility as the details of proposed policy changes emerge and the U.S. Federal Reserve reacts to job growth and inflation trends.

Comments from Co-Portfolio Kevin Ramundo:  For the year, the fund returned -0.31%, slightly outpacing, net of fees, the -0.42% return of the benchmark Bloomberg Barclays 3+ Year Non-AMT Municipal Bond Index. Amid substantial interest rate volatility the past 12 months, we continued to focus on longer-term objectives by seeking to generate attractive tax-exempt income and competitive risk-adjusted returns over time. We added to lower-rated investment-grade bonds following the November 8 U.S. elections, targeting credit tiers in which we saw value and already maintained a larger-than-benchmark stake. This proved timely, and was a key contributor to relative performance. Lower-quality investment-grade securities, rated A and BBB, generated better price appreciation than higher-quality securities, and were boosted by the comparatively high level of income they generated. In contrast, avoiding insured bonds issued by Puerto Rico detracted because they performed quite well in the final months of the fiscal year. Another disappointment stemmed from our overweighting in Illinois state-backed and related credits, whose valuations suffered as the state struggled to implement balanced budget practices.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On May 2, 2016, Cormac Cullen succeeded Jamie Pagliocco as Co-Manager of the fund, joining Co-Managers Mark Sommer and Kevin Ramundo.

Investment Summary (Unaudited)

Top Five States as of January 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Illinois	17.1	14.8
Florida	12.7	12.3
Texas	10.4	11.5
California	7.8	11.3
New York	5.1	6.7

Top Five Sectors as of January 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	31.2	31.3
Health Care	16.8	15.1
Transportation	13.1	12.2
Electric Utilities	10.0	10.8
Escrowed/Pre-Refunded	8.5	11.7

Quality Diversification (% of fund's net assets)

As of January 31, 2017
AAA	3.6%
AA,A	77.1%
BBB	11.6%
BB and Below	0.6%
Not Rated	2.7%
Short-Term Investments and Net Other Assets	4.4%

As of July 31, 2016
AAA	5.4%
AA,A	78.1%
BBB	8.5%
BB and Below	0.4%
Not Rated	3.3%
Short-Term Investments and Net Other Assets	4.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments January 31, 2017

Showing Percentage of Net Assets

Municipal Bonds - 95.6%
	Principal Amount	Value
Alabama - 0.3%
Birmingham Gen. Oblig. Series 2013 A, 0% 3/1/43 (a)	1,400,000	1,512,644
Huntsville Pub. Bldg. Auth. Rev.:
5% 10/1/20	$520,000	$523,073
5% 10/1/20 (Pre-Refunded to 4/1/17 @ 100)	280,000	281,890
5% 10/1/22	655,000	658,851
5% 10/1/22 (Pre-Refunded to 4/1/17 @ 100)	345,000	347,329
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.65%, tender 3/20/17 (b)	1,685,000	1,686,213
Montgomery Med. Clinic Facilities 5% 3/1/36	2,450,000	2,579,581
Univ. of Alabama at Birmingham Hosp. Rev. Series 2008 A, 5.75% 9/1/22 (Pre-Refunded to 9/1/18 @ 100)	1,000,000	1,072,850

TOTAL ALABAMA		8,662,431

Alaska - 0.4%
Alaska Gen. Oblig. Series 2016 A, 5% 8/1/31	4,340,000	4,892,959
Alaska Int'l. Arpts. Revs. Series 2016 B:
5% 10/1/31	1,685,000	1,897,849
5% 10/1/33	2,200,000	2,456,828
5% 10/1/35	1,600,000	1,772,864

TOTAL ALASKA		11,020,500

Arizona - 1.6%
Arizona Ctfs. of Prtn. Series 2010 A:
5% 10/1/18 (FSA Insured)	1,000,000	1,062,300
5.25% 10/1/20 (FSA Insured)	2,600,000	2,856,932
5.25% 10/1/23 (FSA Insured)	5,000,000	5,479,000
5.25% 10/1/26 (FSA Insured)	1,000,000	1,094,970
5.25% 10/1/28 (FSA Insured)	500,000	547,210
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2007 B, 1.479%, tender 1/1/37 (b)	1,000,000	853,870
Glendale Gen. Oblig. Series 2015, 4% 7/1/21 (FSA Insured)	1,205,000	1,320,138
Marana Muni. Property Corp. Facilities Rev. Series 2008 A, 5% 7/1/20	1,520,000	1,600,788
Maricopa County Indl. Dev. Auth. Rev. Series 2016 A, 5% 1/1/34	12,000,000	13,647,000
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (c)	455,000	410,810
6% 1/1/48 (c)	1,625,000	1,455,984
Maricopa County Poll. Cont. Rev. (Southern California Edison Co. Proj.) Series 2000 A, 5% 6/1/35	1,200,000	1,307,208
Maricopa County School District #28 Kyrene Elementary Series 2010 B, 4% 7/1/21	375,000	411,668
Phoenix Civic Impt. Board Arpt. Rev. Series 2015 A, 5% 7/1/45	3,170,000	3,528,432
Phoenix Civic Impt. Corp. District Rev. (Plaza Expansion Proj.) Series 2005 B, 5.5% 7/1/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	6,279,950
Pima County Swr. Sys. Rev. Series 2012 A, 5% 7/1/27	1,000,000	1,152,560
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007:
5.25% 12/1/23	2,500,000	2,864,775
5.5% 12/1/29	2,100,000	2,487,891
Scottsdale Indl. Dev. Auth. Hosp. Rev. (Scottsdale Healthcare Proj.) Series 2006 C, 5% 9/1/35 (FSA Insured)	285,000	310,151
Tempe Transit Excise Tax Rev. Series 2008, 5% 7/1/33	1,000,000	1,049,110

TOTAL ARIZONA		49,720,747

California - 7.8%
Cabrillo Cmnty. College District Series B, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,155,000	1,974,131
California Edl. Facilities Auth. Rev. Series U6, 5% 5/1/45	8,600,000	11,140,698
California Gen. Oblig.:
Bonds 3%, tender 12/1/19 (b)	10,400,000	10,772,424
Series 2007, 5.625% 5/1/20	5,000	5,019
5% 8/1/20 (Pre-Refunded to 2/1/17 @ 100)	2,745,000	2,754,251
5% 10/1/22	1,500,000	1,637,250
5% 11/1/24	3,000,000	3,087,360
5.25% 12/1/33	35,000	35,115
5.25% 4/1/35	4,300,000	4,855,732
5.25% 3/1/38	2,525,000	2,626,101
5.25% 11/1/40	1,100,000	1,230,009
5.5% 4/1/30	5,000	5,018
5.5% 3/1/40	600,000	663,888
5.6% 3/1/36	300,000	333,789
6% 3/1/33	4,770,000	5,407,034
6% 4/1/38	3,100,000	3,420,664
6% 11/1/39	11,280,000	12,750,348
6.5% 4/1/33	5,050,000	5,636,457
California Health Facilities Fing. Auth. Rev.:
(Providence Health and Svcs. Proj.):
Series C, 6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	45,000	48,988
6.5% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	2,155,000	2,347,851
Series 2013 A, 5% 8/15/52	15,070,000	16,270,175
California Muni. Fin. Auth. Rev. Series 2017 A, 5% 11/1/28	750,000	815,040
California Pub. Works Board Lease Rev.:
(Coalinga State Hosp. Proj.) Series 2013 E, 5% 6/1/26	5,265,000	6,064,016
(Office of Emergency Svcs. Proj.) Series 2007 A, 5% 3/1/22	1,000,000	1,003,350
(Porterville Developmental Ctr. Hsg. Expansion and Recreation Complex Proj.) Series 2009 C, 6.25% 4/1/34 (Pre-Refunded to 4/1/19 @ 100)	2,640,000	2,928,922
(Various Cap. Projs.):
Series 2012 A, 5% 4/1/24	6,500,000	7,407,010
Series 2012 G, 5% 11/1/25	1,500,000	1,726,305
(Various Judicial Council Projs.) Series 2011 D:
5% 12/1/22	1,400,000	1,599,262
5% 12/1/23	2,600,000	2,964,910
Series 2009 G1, 5.75% 10/1/30	835,000	920,988
Series 2009 I:
6.125% 11/1/29 (Pre-Refunded to 11/1/19 @ 100)	500,000	565,985
6.375% 11/1/34 (Pre-Refunded to 11/1/19 @ 100)	1,400,000	1,594,166
California Statewide Cmntys. Dev. Auth. Series 2016:
3.25% 5/15/31	1,480,000	1,404,994
5% 5/15/25	1,000,000	1,149,640
5% 5/15/26	1,000,000	1,150,470
5% 5/15/27	1,000,000	1,140,080
5% 5/15/28	1,000,000	1,130,660
5% 5/15/32	1,250,000	1,379,725
5% 5/15/33	1,500,000	1,648,245
Carlsbad Unified School District Series 2009 B, 0% 5/1/34 (a)	1,450,000	1,501,823
Fontana Unified School District Gen. Oblig.:
5% 5/1/21 (Assured Guaranty Corp. Insured)	1,880,000	2,025,944
5% 5/1/22 (Assured Guaranty Corp. Insured)	1,840,000	1,981,146
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2013 A, 5% 6/1/29	2,500,000	2,843,225
Long Beach Unified School District Series 2009:
5.75% 8/1/33	90,000	99,518
5.75% 8/1/33 (Pre-Refunded to 8/1/19 @ 100)	1,360,000	1,509,138
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C:
5% 3/1/24	2,000,000	2,282,080
5% 3/1/25	1,000,000	1,137,940
Los Angeles Unified School District Ctfs. of Prtn. Series 2007 A, 5% 10/1/17 (AMBAC Insured)	1,080,000	1,109,182
Los Angeles Wastewtr. Sys. Rev. Series 2009 A, 5.75% 6/1/34	4,450,000	4,893,888
Madera County Ctfs. of Prtn. (Children's Hosp. Central California Proj.) Series 2010, 5.375% 3/15/36	1,000,000	1,076,000
Merced Union High School District Series A, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,455,000	1,316,964
Metropolitan Wtr. District of Southern California Wtr. Rev. Bonds Series 2016, 0.78%, tender 2/2/17 (b)	6,410,000	6,410,385
Monterey County Pub. Impt. Corp. Ctfs. of Prtn. Series 2007, 5% 8/1/19 (AMBAC Insured)	1,000,000	1,018,930
Northern California Transmission Agcy. Rev. Series 2009:
5% 5/1/23	1,000,000	1,075,790
5% 5/1/23 (Pre-Refunded to 5/1/19 @ 100)	1,235,000	1,338,024
5% 5/1/24	675,000	725,693
5% 5/1/24 (Pre-Refunded to 5/1/19 @ 100)	835,000	904,656
Oakland Gen. Oblig. Series 2009 B, 6.25% 1/15/39 (Pre-Refunded to 1/15/19 @ 100)	1,000,000	1,099,900
Oakland Unified School District Alameda County:
Series 2009 A, 6.5% 8/1/20 (Pre-Refunded to 8/1/19 @ 100)	1,935,000	2,185,254
Series 2015 A:
5% 8/1/27	1,295,000	1,539,211
5% 8/1/28 (FSA Insured)	1,500,000	1,765,305
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A:
5% 2/1/19	1,500,000	1,610,145
5% 2/1/24	2,915,000	3,322,750
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	1,300,000	698,451
Series B:
0% 8/1/33	4,350,000	2,223,590
0% 8/1/37	8,000,000	3,331,760
0% 8/1/38	4,225,000	1,682,437
0% 8/1/39	7,220,000	2,754,502
0% 8/1/40	1,100,000	401,137
0% 8/1/41	4,900,000	1,703,632
Poway Unified School District Pub. Fing.:
5% 9/1/27	1,050,000	1,159,263
5% 9/1/30	1,370,000	1,486,217
Riverside Swr. Rev. Series 2015 A:
5% 8/1/30	2,880,000	3,306,758
5% 8/1/31	1,630,000	1,861,036
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,600,000	1,150,960
Sacramento Muni. Util. District Elec. Rev. Series 2012 Y, 5% 8/15/28	4,475,000	5,174,890
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 A, 5.25% 8/1/26	1,000,000	1,077,430
San Diego Cmnty. College District Series 2011, 0% 8/1/35	3,000,000	1,487,310
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/24	4,470,000	5,136,164
San Diego Unified School District:
Series 2008 C:
0% 7/1/34	1,300,000	656,799
0% 7/1/37	5,105,000	2,220,726
Series 2008 E, 0% 7/1/47 (a)	2,600,000	1,413,906
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/24	1,000,000	1,166,450
5% 6/1/27	1,000,000	1,154,940
5% 6/1/32	10,000,000	11,391,600
San Jose Int'l. Arpt. Rev. Series 2007 B, 5% 3/1/23 (AMBAC Insured)	3,325,000	3,336,272
San Marcos Redev. Agcy. Successor Series 2015 A, 5% 10/1/28	2,590,000	3,034,133
San Marcos Unified School District:
Series 2010 A, 5% 8/1/38	1,700,000	1,912,721
Series 2010 B, 0% 8/1/47	3,700,000	867,909
San Mateo County Joint Powers Fing. Auth. Series 2009 A, (Cap. Projects) 5.25% 7/15/23	2,795,000	3,082,689
Santa Monica-Malibu Unified School District Series 1999, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	938,330
Santa Rosa Wastewtr. Rev. Series 2002 B, 0% 9/1/25 (AMBAC Insured)	1,700,000	1,292,561
Univ. of California Revs.:
Series 2016, 5.25% 5/15/39 (Pre-Refunded to 5/15/19 @ 100)	550,000	599,753
Series O, 5.25% 5/15/39 (Pre-Refunded to 5/15/19 @ 100)	165,000	179,926
Washington Township Health Care District Gen. Oblig. Series 2013 B, 5.5% 8/1/38	2,000,000	2,379,140
Washington Township Health Care District Rev.:
Series 2009 A:
5.125% 7/1/17	205,000	207,733
5.25% 7/1/18	230,000	240,345
5.5% 7/1/19	390,000	419,387
6% 7/1/29	1,000,000	1,070,930
Series 2010 A, 5.25% 7/1/30	1,900,000	2,057,472
Yuba City Unified School District Series A, 0% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	870,110

TOTAL CALIFORNIA		243,498,330

Colorado - 0.9%
Colorado Health Facilities Auth. (Parkview Med. Ctr., Inc. Proj.) Series 2016, 5% 9/1/46	3,700,000	4,084,837
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.):
Series B, 0% 7/15/20 (Escrowed to Maturity)	2,000,000	1,881,380
0% 7/15/22 (Escrowed to Maturity)	4,500,000	4,026,600
Colorado Health Facilities Auth. Rev. (Valley View Hosp. Proj.) Series 2008, 5.75% 5/15/36	2,640,000	2,734,987
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2013 A, 5% 6/1/20	1,450,000	1,610,617
Colorado Univ. Co. Hosp. Auth. Rev. Bonds 5%, tender 3/1/22 (b)(d)	3,750,000	4,222,163
Denver City & County Arpt. Rev. Series 2007 E, 5% 11/15/32 (Pre-Refunded to 11/15/17 @ 100)	1,000,000	1,032,080
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,400,000	1,264,746
Series 2010 C, 5.375% 9/1/26	1,000,000	1,075,400
Univ. of Colorado Enterprise Sys. Rev.:
Series 2009 A, 5.5% 6/1/26 (Pre-Refunded to 6/1/19 @ 100)	1,250,000	1,371,788
Series 2016 A, 5% 6/1/47	3,115,000	3,515,714

TOTAL COLORADO		26,820,312

Connecticut - 1.3%
Connecticut Gen. Oblig.:
Series 2016 B, 5% 5/15/27	10,000,000	11,600,900
Series 2016 E, 5% 10/15/34	8,075,000	8,993,289
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds Series 2013 A, 1%, tender 7/1/19 (b)	12,000,000	11,847,120
Series 2016 K, 4% 7/1/46	4,465,000	4,300,242
New Haven Gen. Oblig. Series 2016 A:
5% 8/15/19 (FSA Insured)	2,250,000	2,406,105
5% 8/15/20 (FSA Insured)	400,000	435,312
5% 8/15/24 (FSA Insured)	1,195,000	1,334,576
5% 8/15/25 (FSA Insured)	570,000	637,499

TOTAL CONNECTICUT		41,555,043

Delaware - 0.5%
Delaware Trans. Auth. (U.S. 301 Proj.) Series 2015, 5% 6/1/55	13,000,000	14,269,450
District Of Columbia - 0.9%
District of Columbia Hosp. Rev.:
(Sibley Memorial Hosp. Proj.) Series 2009, 6.375% 10/1/39 (Pre-Refunded to 10/1/19 @ 100)	5,000,000	5,647,450
Series 2015:
5% 7/15/29	4,000,000	4,620,400
5% 7/15/30	6,495,000	7,447,492
District of Columbia Rev. Series B, 4.75% 6/1/32	800,000	862,152
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev. Series 2009 B:
0% 10/1/31 (Assured Guaranty Corp. Insured)	5,825,000	3,212,779
0% 10/1/36 (Assured Guaranty Corp. Insured)	5,020,000	2,145,749
0% 10/1/39 (Assured Guaranty Corp. Insured)	10,000,000	3,704,900

TOTAL DISTRICT OF COLUMBIA		27,640,922

Florida - 12.7%
Brevard County School Board Ctfs. of Prtn.:
Series 2007 B, 5% 7/1/24 (Pre-Refunded to 7/1/17 @ 100)	1,000,000	1,016,900
Series 2014, 5% 7/1/27	1,700,000	1,956,071
Series 2015 C:
5% 7/1/25	1,375,000	1,612,641
5% 7/1/27	1,455,000	1,688,644
Broward County Arpt. Sys. Rev. series 2012 Q1, 5% 10/1/22	2,000,000	2,302,240
Broward County School Board Ctfs. of Prtn.:
Series 2012 A, 5% 7/1/24	8,830,000	10,084,655
Series 2015 A:
5% 7/1/24	940,000	1,099,443
5% 7/1/26	3,635,000	4,239,391
Series 2015 B, 5% 7/1/25	1,560,000	1,836,026
Citizens Property Ins. Corp.:
Series 2011 A1, 5% 6/1/20	1,000,000	1,108,360
Series 2012 A1, 5% 6/1/21	3,100,000	3,507,030
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011, 6.25% 10/1/39	8,060,000	9,141,330
Duval County School Board Ctfs. of Prtn. Series 2015 B, 5% 7/1/29	6,380,000	7,306,886
Florida Board of Ed. Lottery Rev. Series 2011 A, 5% 7/1/20	4,300,000	4,809,249
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2006 C, 5% 6/1/29 (Pre-Refunded to 6/1/17 @ 101)	1,665,000	1,703,312
Series 2011 E, 5% 6/1/24	2,385,000	2,704,518
Series A, 5.5% 6/1/38	700,000	744,961
Florida Gen. Oblig.:
(Dept. of Trans. Right-of-Way and Bridge Construction Proj.) Series 2008 A, 5.375% 7/1/26 (Pre-Refunded to 7/1/17 @ 101)	5,675,000	5,837,362
Series 2008 A, 5.25% 7/1/37 (Pre-Refunded to 7/1/17 @ 101)	1,000,000	1,028,100
Series 2011 B, 5% 7/1/23	3,600,000	4,119,264
Series 2012 A, 5% 7/1/25	3,300,000	3,774,474
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	2,600,000	2,816,320
Series 2015 C, 5% 10/1/35	2,000,000	2,130,000
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	985,000	1,142,846
5% 10/1/31	1,075,000	1,240,464
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	1,125,000	1,282,770
Series 2009 A, 6.25% 10/1/31 (Pre-Refunded to 10/1/19 @ 100)	1,000,000	1,129,040
Series 2015 B, 5% 10/1/29	1,250,000	1,435,275
Halifax Hosp. Med. Ctr. Rev.:
4% 6/1/27	585,000	611,114
5% 6/1/24	835,000	961,878
5% 6/1/28	655,000	735,978
5% 6/1/46	1,225,000	1,303,829
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt, Inc. Prog.) Series 2008 B, 6% 11/15/37	5,000,000	5,512,900
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 2008 B, 8% 8/15/32 (Pre-Refunded to 8/15/19 @ 101)	1,500,000	1,761,270
Hillsborough County School Board Ctfs. of Prtn. Series 2015 A, 5% 7/1/26	8,000,000	9,284,640
Indian River County School Board Ctfs. of Prtn. Series 2014, 5% 7/1/24	2,600,000	3,050,632
Jacksonville Elec. Auth. Elec. Sys. Rev.:
Series 2012 A, 4% 10/1/23	2,335,000	2,509,868
Series Three 2010 D, 5% 10/1/38	2,800,000	3,047,912
Jacksonville Sales Tax Rev. Series 2012, 5% 10/1/25	2,250,000	2,592,608
Lake County School Board Ctfs. of Prtn. Series 2014 A, 5% 6/1/29 (FSA Insured)	1,500,000	1,693,875
Miami-Dade County Aviation Rev.:
Series 2010 A, 5.5% 10/1/41	1,500,000	1,677,930
Series 2010 A1, 5.375% 10/1/35	4,240,000	4,724,378
Series 2010:
5.5% 10/1/30	755,000	854,819
5.5% 10/1/30 (Pre-Refunded to 10/1/20 @ 100)	245,000	280,532
Series 2014 A, 5% 10/1/37	8,500,000	9,331,980
Series 2014 B, 5% 10/1/34	2,225,000	2,466,413
Series 2016 A, 5% 10/1/41	8,500,000	9,441,375
Miami-Dade County Cap. Asset Acquisition Series 2012 A, 5% 10/1/24	1,000,000	1,145,950
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	3,300,000	3,587,232
Series 2014 A:
5% 7/1/25	1,430,000	1,661,002
5% 7/1/27	1,000,000	1,146,290
5% 7/1/28	2,225,000	2,534,542
5% 7/1/29	1,010,000	1,144,744
5% 7/1/44	18,800,000	20,472,636
Series 2014 B, 5% 7/1/30	2,500,000	2,824,650
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2008 A, 5% 8/1/21 (AMBAC Insured)	1,500,000	1,574,100
Series 2011 B, 5.625% 5/1/31	2,195,000	2,489,393
Series 2014 D:
5% 11/1/22	2,085,000	2,391,078
5% 11/1/23	5,485,000	6,349,436
5% 11/1/24	6,350,000	7,402,830
5% 11/1/25	6,655,000	7,672,749
Series 2015 A, 5% 5/1/29	12,370,000	14,019,663
Series 2015 B:
5% 5/1/27	13,000,000	14,926,860
5% 5/1/28	7,305,000	8,336,101
Series 2016 A, 5% 5/1/32	10,000,000	11,344,500
Series 2016 B, 5% 8/1/26	4,505,000	5,285,266
Miami-Dade County Transit Sales Surtax Rev. Series 2012:
5% 7/1/22	765,000	878,327
5% 7/1/42	800,000	866,456
Miami-Dade County Wtr. & Swr. Rev. Series 2008 A, 5.25% 10/1/22 (FSA Insured)	6,000,000	7,024,620
North Brevard County Hosp. District Rev.:
5.75% 10/1/38	915,000	960,759
5.75% 10/1/38 (Pre-Refunded to 10/1/18 @ 100)	2,285,000	2,457,403
5.75% 10/1/43	285,000	298,731
5.75% 10/1/43 (Pre-Refunded to 10/1/18 @ 100)	715,000	768,947
Orange County Health Facilities Auth.:
(Orlando Health, Inc.) Series 2009, 5.375% 10/1/23	2,500,000	2,735,250
Series 2012 A, 5% 10/1/42	6,315,000	6,718,529
Series 2012 B, 5% 10/1/42	2,500,000	2,659,750
Orange County School Board Ctfs. of Prtn.:
Series 2015 C, 5% 8/1/28	5,000,000	5,814,150
Series 2016 C, 5% 8/1/33	10,730,000	12,225,226
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/23	1,150,000	1,327,365
Orlando Utils. Commission Util. Sys. Rev.:
Series 2009 A, 5.25% 10/1/39 (Pre-Refunded to 4/1/19 @ 100)	1,000,000	1,085,900
Series 2009 B:
5% 10/1/33	3,540,000	3,788,331
5% 10/1/33 (Pre-Refunded to 4/1/19 @ 100)	2,660,000	2,874,369
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014, 5% 12/1/31	1,500,000	1,625,040
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B:
5% 8/1/22	2,000,000	2,316,360
5% 8/1/23	3,550,000	4,162,553
5% 8/1/24	1,500,000	1,769,430
Series 2015 B:
5% 8/1/23	1,500,000	1,758,825
5% 8/1/24	4,135,000	4,877,729
5% 8/1/25	875,000	1,030,488
Series 2015 D:
5% 8/1/28	1,980,000	2,281,415
5% 8/1/29	6,765,000	7,751,066
5% 8/1/30	6,985,000	7,935,938
5% 8/1/31	7,015,000	7,897,697
Palm Beach County Solid Waste Auth. Rev. Series 2011, 5% 10/1/24	4,000,000	4,573,560
Port Saint Lucie Master Lease Proj. Ctfs. of Prtn. (Muni. Complex Proj.) Series 2008, 6.25% 9/1/27 (Pre-Refunded to 9/1/18 @ 100)	1,590,000	1,718,234
Putnam County Dev. Auth. Poll. Cont. Rev. Bonds (Seminole Elec. Coop., Inc. Proj.) Series 2007 B, 5.35%, tender 5/1/18 (b)	2,300,000	2,401,131
Saint Lucie County School Board Ctfs. of Prtn. Series 2013 A, 5% 7/1/26	2,515,000	2,847,055
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/27	500,000	583,925
5% 10/1/28	4,000,000	4,653,920
5% 10/1/30	2,000,000	2,297,520
5% 10/1/32	3,310,000	3,765,622
South Lake County Hosp. District (South Lake Hosp., Inc.) Series 2009 A, 6% 4/1/29	2,375,000	2,544,575
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A:
5% 12/1/29	1,425,000	1,545,484
5% 12/1/36	1,100,000	1,158,476
Series 2015 A, 5% 12/1/40	1,000,000	1,044,940
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev. Series 2011 B:
5% 10/1/19 (Escrowed to Maturity)	1,420,000	1,551,094
5% 10/1/19 (Escrowed to Maturity)	1,305,000	1,429,066
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/25	900,000	1,003,050
Volusia County School Board Ctfs. of Prtn.:
(Florida Master Lease Prog.) Series 2016 A:
5% 8/1/30 (Build America Mutual Assurance Insured)	1,160,000	1,323,050
5% 8/1/31 (Build America Mutual Assurance Insured)	2,215,000	2,505,985
(Master Lease Prog.) Series 2014 B, 5% 8/1/22	810,000	931,298

TOTAL FLORIDA		394,719,164

Georgia - 2.3%
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (b)	2,400,000	2,428,488
2.2%, tender 4/2/19 (b)	5,900,000	5,942,303
Colquitt County Dev. Auth. Rev.:
Series A, 0% 12/1/21 (Escrowed to Maturity)	4,120,000	3,780,347
Series C, 0% 12/1/21 (Escrowed to Maturity)	3,000,000	2,752,680
DeKalb County Hosp. Auth. Rev. (DeKalb Med. Ctr., Inc. Proj.) Series 2010:
6% 9/1/30	2,900,000	3,183,678
6.125% 9/1/40	3,665,000	3,984,478
DeKalb County Wtr. & Swr. Rev. Series 2011 A:
5.25% 10/1/36	1,000,000	1,143,930
5.25% 10/1/41	1,900,000	2,159,844
Fulton County Wtr. & Swr. Rev.:
Series 2011, 5% 1/1/23	2,500,000	2,802,800
Series 2013, 5% 1/1/32	10,000,000	11,424,700
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Gen. Resolution Proj.) Series 2008 A, 5.25% 1/1/19	4,000,000	4,294,880
Series C, 5% 1/1/22	2,900,000	3,306,435
Series GG, 5% 1/1/23	1,600,000	1,856,640
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series R, 5% 10/1/21	1,225,000	1,396,537
Series S, 5% 10/1/24	1,575,000	1,811,203
Metropolitan Atlanta Rapid Transit Auth. Sales Tax Rev. Third Series 2009 A, 5.25% 7/1/36	4,900,000	5,320,077
Private Colleges & Univs. Auth. Rev. (The Savannah College of Art and Design Projs.) Series 2014:
5% 4/1/28	2,560,000	2,821,171
5% 4/1/44	10,855,000	11,332,077
Valdosta & Lowndes County Hosp. Series 2007, 5% 10/1/24	1,000,000	1,025,070

TOTAL GEORGIA		72,767,338

Hawaii - 0.1%
Honolulu City and County Wastewtr. Sys. Series 2015 A, 5% 7/1/45	3,395,000	3,823,755
Idaho - 0.5%
Idaho Health Facilities Auth. Rev.:
(St. Luke's Health Sys. Proj.) Series 2008 A, 6.75% 11/1/37	1,900,000	2,053,881
(Trinity Health Group Proj.) 2008 B, 6.25% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	6,300,000	6,875,757
Series 2015 ID:
5% 12/1/24	500,000	585,250
5.5% 12/1/26	1,200,000	1,450,536
5.5% 12/1/27	3,250,000	3,905,688

TOTAL IDAHO		14,871,112

Illinois - 17.1%
Boone & Winnebago County Cmnty. Unit School District 200 Series 2003, 0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,065,000	999,854
Chicago Board of Ed.:
Series 2008 C:
5.25% 12/1/23	1,060,000	900,322
5.25% 12/1/24	715,000	596,274
Series 2010 F, 5% 12/1/20	570,000	512,242
Series 2011 A:
5% 12/1/41	1,865,000	1,464,995
5.25% 12/1/41	1,510,000	1,205,222
5.5% 12/1/39	2,700,000	2,166,048
Series 2012 A, 5% 12/1/42	2,815,000	2,193,589
Series 2015 C, 5.25% 12/1/39	800,000	637,664
Series 2016 B, 6.5% 12/1/46	400,000	366,684
Chicago Gen. Oblig. Series 2004 A, 5.25% 1/1/29 (FSA Insured)	210,000	210,611
Chicago Midway Arpt. Rev. Series 2016 B:
5% 1/1/36	3,500,000	3,825,920
5% 1/1/37	4,000,000	4,363,000
5% 1/1/41	5,000,000	5,434,050
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2011 C, 6.5% 1/1/41 (Pre-Refunded to 1/1/21 @ 100)	6,585,000	7,822,782
Series 2013 D, 5% 1/1/27	5,175,000	5,800,140
Series 2016 C, 5% 1/1/32	4,750,000	5,283,568
Chicago Transit Auth.:
Series 2014, 5.25% 12/1/49	12,000,000	12,932,040
Series 2017, 5% 12/1/46	1,900,000	2,021,258
Chicago Transit Auth. Cap. Grant Receipts Rev. (Fed. Transit Administration Section 5307 Proj.) Series 2008 A:
5.25% 6/1/22 (Assured Guaranty Corp. Insured)	1,200,000	1,245,036
5.25% 6/1/23 (Assured Guaranty Corp. Insured)	1,000,000	1,036,060
Chicago Wtr. Rev. Series 2008:
5.25% 11/1/33	2,300,000	2,397,175
5.25% 11/1/38	9,150,000	9,495,321
Cook County Forest Preservation District Series 2012 C:
5% 12/15/22	1,230,000	1,359,408
5% 12/15/37	1,000,000	1,046,840
Cook County Gen. Oblig.:
Series 2006 B, 5% 11/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,026,580
Series 2010 A:
5.25% 11/15/22	2,065,000	2,253,080
5.25% 11/15/33	13,180,000	13,922,957
Series 2011 A, 5.25% 11/15/28	1,625,000	1,755,861
Series 2012 C:
5% 11/15/23	4,375,000	4,833,763
5% 11/15/24	3,500,000	3,843,630
5% 11/15/25 (FSA Insured)	5,800,000	6,359,758
Series 2016 A, 5% 11/15/29	6,110,000	6,735,603
Des Plaines Pub. Library District 5.5% 1/1/30	4,210,000	4,635,926
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. 0% 7/15/23 (Escrowed to Maturity)	5,600,000	4,813,536
Illinois Fin. Auth. Hosp. Rev. (KishHealth Sys. Proj.) Series 2008, 5.75% 10/1/35 (Pre-Refunded to 10/1/18 @ 100)	2,400,000	2,576,952
Illinois Fin. Auth. Rev.:
(Advocate Health Care Proj.) Series 2008 D, 6.5% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	1,100,000	1,200,122
(Bradley Univ. Proj.) 5% 8/1/20 (XL Cap. Assurance, Inc. Insured)	1,440,000	1,463,515
(Central DuPage Health Proj.) Series 2009 B, 5.375% 11/1/39	2,100,000	2,264,892
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/31	1,480,000	1,523,009
5% 10/1/33	1,500,000	1,675,200
(Edward Hosp. Obligated Group Proj.) Series 2008 A, 5.5% 2/1/40 (Pre-Refunded to 2/1/18 @ 100)	2,295,000	2,397,403
(Northwest Cmnty. Hosp. Proj.) Series 2008 A, 5.5% 7/1/38 (Pre-Refunded to 7/1/18 @ 100)	2,800,000	2,974,048
(Palos Cmnty. Hosp. Proj.) Series 2010 C, 5.375% 5/15/30	7,630,000	8,354,926
(Provena Health Proj.) Series 2010 A, 6% 5/1/28 (Pre-Refunded to 5/1/20 @ 100)	5,300,000	6,050,586
(Rush Univ. Med. Ctr. Proj.):
Series 2009 C, 6.625% 11/1/39 (Pre-Refunded to 5/1/19 @ 100)	2,300,000	2,568,893
Series 2009 D, 6.625% 11/1/39 (Pre-Refunded to 5/1/19 @ 100)	1,125,000	1,256,524
(Silver Cross Hosp. and Med. Ctr. Proj.) Series 2008 A:
5.5% 8/15/30	750,000	778,575
6% 8/15/23	1,000,000	1,042,930
Series 2008 A:
5.625% 1/1/37 (Pre-Refunded to 1/1/18 @ 100)	9,995,000	10,415,889
6% 2/1/23 (Pre-Refunded to 2/1/18 @ 100)	400,000	419,824
Series 2009 A:
7.25% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	1,510,000	1,666,919
7.75% 8/15/34 (Pre-Refunded to 8/15/19 @ 100)	6,000,000	6,958,020
Series 2009, 6.875% 8/15/38 (Pre-Refunded to 8/15/19 @ 100)	150,000	170,490
Series 2010 A:
5.5% 8/15/24 (Pre-Refunded to 2/15/20 @ 100)	1,050,000	1,175,412
5.75% 8/15/29 (Pre-Refunded to 2/15/20 @ 100)	700,000	788,781
Series 2012 A:
5% 5/15/19	1,000,000	1,073,810
5% 5/15/23	700,000	786,086
Series 2012:
4% 9/1/32	3,000,000	2,935,200
5% 9/1/22	800,000	893,352
5% 9/1/32	4,000,000	4,222,640
5% 9/1/38	5,400,000	5,553,144
5% 11/15/43	1,640,000	1,741,221
Series 2013:
4% 5/15/33	230,000	225,667
5% 11/15/24	1,115,000	1,260,340
5% 11/15/27	400,000	444,188
5% 5/15/43	3,700,000	3,886,998
Series 2015 A:
5% 11/15/31	3,500,000	3,841,110
5% 11/15/45	9,545,000	10,179,933
Series 2015 B, 5% 11/15/23	1,845,000	2,141,067
Series 2015 C:
5% 8/15/35	3,340,000	3,547,147
5% 8/15/44	15,400,000	15,973,496
Series 2016 A:
5% 7/1/33	1,850,000	2,062,972
5% 8/15/34	1,800,000	1,879,056
5.25% 8/15/29	1,015,000	1,115,576
Series 2016 B:
5% 8/15/30	3,000,000	3,394,230
5% 8/15/33	4,585,000	5,097,007
5% 8/15/34	2,415,000	2,671,835
Series 2016 C:
4% 2/15/36	1,300,000	1,128,543
5% 2/15/21	4,000,000	4,284,440
5% 2/15/22	2,115,000	2,281,472
5% 2/15/30	9,000,000	9,434,070
5% 2/15/41	5,365,000	5,402,770
7.75% 8/15/34 (Pre-Refunded to 8/15/19 @ 100)	60,000	69,580
Illinois Gen. Oblig.:
Serie 2014, 5% 4/1/24	3,945,000	4,133,255
Series 2006:
5% 1/1/19	1,500,000	1,555,845
5.5% 1/1/31	1,000,000	1,058,920
Series 2010:
5% 1/1/21 (FSA Insured)	900,000	956,781
5% 1/1/23 (FSA Insured)	2,100,000	2,213,799
Series 2012 A, 5% 1/1/33	1,700,000	1,700,663
Series 2012:
5% 8/1/19	900,000	940,086
5% 8/1/21	1,695,000	1,788,344
5% 3/1/23	1,500,000	1,565,460
5% 8/1/23	1,675,000	1,760,191
5% 3/1/28	650,000	660,751
5% 3/1/36	1,000,000	991,460
Series 2013 A, 5% 4/1/35	900,000	893,574
Series 2013, 5.5% 7/1/38	2,000,000	2,055,280
Series 2014:
5% 2/1/23	1,850,000	1,944,720
5% 2/1/25	2,135,000	2,221,830
5% 2/1/27	1,075,000	1,104,348
5% 4/1/28	580,000	592,563
5% 5/1/28	3,325,000	3,397,685
5% 5/1/32	1,400,000	1,403,262
5% 5/1/33	1,600,000	1,600,832
5.25% 2/1/29	3,900,000	4,024,254
5.25% 2/1/30	2,700,000	2,771,469
5.25% 2/1/31	1,305,000	1,332,549
Series 2016:
5% 6/1/25	4,465,000	4,659,317
5% 6/1/26	610,000	632,985
5% 2/1/27	4,345,000	4,497,075
5% 2/1/28	3,495,000	3,597,508
5% 2/1/29	3,285,000	3,360,227
Illinois Health Facilities Auth. Rev. (Delnor-Cmnty. Hosp. Proj.):
Series 2002 A, 5.25% 5/15/22 (FSA Insured)	1,175,000	1,232,622
Series 2002 D, 5.25% 5/15/32 (FSA Insured)	1,000,000	1,040,550
5.25% 5/15/32 (FSA Insured)	590,000	613,925
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/29	10,000,000	11,321,600
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2013 A, 5% 1/1/38	20,000,000	21,744,600
Series 2015 A, 5% 1/1/40	6,700,000	7,344,741
Series 2015 B, 5% 1/1/40	3,800,000	4,178,024
Series 2016 A, 5% 12/1/32	6,700,000	7,534,418
Series 2016 B, 5% 1/1/41	13,000,000	14,386,840
Jersey & Greene Counties Cmnty. Unit School District #100 Series 2003, 0% 12/1/18 (FSA Insured)	1,100,000	1,044,549
Joliet School District #86 Gen. Oblig. Series 2002:
0% 11/1/19 (FSA Insured)	2,260,000	2,138,706
0% 11/1/20 (FSA Insured)	3,850,000	3,543,232
Kane & DeKalb Counties Cmnty. Unit School District #302 Series 2004, 0% 2/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,025,000	4,345,520
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
Series 2014, 6.5% 1/1/20 (Escrowed to Maturity)	55,000	62,973
Series 2015:
5% 1/1/27	1,500,000	1,710,975
5% 1/1/28	2,780,000	3,145,904
0% 12/1/17 (AMBAC Insured)	910,000	895,577
0% 12/1/17 (Escrowed to Maturity)	90,000	89,223
6.5% 1/1/20 (AMBAC Insured)	310,000	350,948
6.5% 1/1/20 (Escrowed to Maturity)	535,000	612,559
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016, 5% 2/1/33	10,875,000	12,071,250
Lake County Cmnty. Unit School District #95, Lake Zurich Series 2000 B, 0% 12/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000,000	2,908,590
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	1,600,000	1,288,288
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	4,260,000	3,468,364
0% 1/15/25	4,440,000	3,468,572
0% 1/15/26	3,335,000	2,501,317
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 2002 A, 0% 12/15/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,900,000	6,282,486
Series 2010 B1:
0% 6/15/43 (FSA Insured)	15,500,000	4,087,195
0% 6/15/44 (FSA Insured)	19,125,000	4,781,633
0% 6/15/45 (FSA Insured)	12,145,000	2,878,608
0% 6/15/47 (FSA Insured)	5,760,000	1,226,189
Series 2012 B:
0% 12/15/51	5,900,000	822,991
5% 6/15/52	7,100,000	7,159,356
Series 2002 A:
0% 12/15/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	16,695,000	7,439,793
0% 12/15/34 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,490,000	1,887,372
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.):
Series 1999 A, 0% 4/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,015,000	1,861,054
Series 2009 A, 5.75% 4/1/38 (Pre-Refunded to 4/1/19 @ 100)	4,870,000	5,340,150
Series 2010 A:
5% 4/1/25	1,700,000	1,843,446
5.25% 4/1/30	1,020,000	1,110,882
Series 2013:
6% 10/1/42	1,935,000	2,185,757
6.25% 10/1/38	1,900,000	2,188,458
Will County Cmnty. Unit School District #365-U:
0% 11/1/18 (Escrowed to Maturity)	945,000	923,719
0% 11/1/18 (FSA Insured)	4,085,000	3,953,136
0% 11/1/19 (Escrowed to Maturity)	1,290,000	1,235,807
0% 11/1/19 (FSA Insured)	8,310,000	7,838,408
Will County Illinois Series 2016, 5% 11/15/41	13,255,000	14,735,981

TOTAL ILLINOIS		532,987,978

Indiana - 2.6%
Beech Grove School Bldg. Corp. Series 1996, 5.625% 7/5/24 (Escrowed to Maturity)	2,720,000	3,105,805
Carlisle-Sullivan Independent School Bldg. Corp. Series 2007, 5% 7/15/20 (Pre-Refunded to 7/15/17 @ 100)	1,000,000	1,018,500
Hobart Bldg. Corp. Series 2006, 6.5% 1/15/29 (Pre-Refunded to 1/15/20 @ 100)	3,100,000	3,560,164
Indiana Fin. Auth. Health Sys. Rev. (Sisters of Saint Francis Health Svcs., Inc. Obligated Group Proj.) Series 2009 A, 5.25% 11/1/39	1,700,000	1,826,939
Indiana Fin. Auth. Rev.:
Series 2012:
5% 3/1/25	1,000,000	1,106,930
5% 3/1/30	500,000	540,400
5% 3/1/41	2,590,000	2,781,064
Series 2015 A, 5.25% 2/1/32	2,940,000	3,418,426
Series 2015, 5% 3/1/36	4,500,000	4,852,980
Series 2016:
5% 9/1/27	1,850,000	2,099,917
5% 9/1/31	1,400,000	1,552,768
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A:
5% 10/1/24	850,000	985,329
5% 10/1/37	1,700,000	1,919,164
Series 2014 A:
5% 10/1/25	1,200,000	1,434,732
5% 10/1/26	1,750,000	2,076,043
(CWA Auth. Proj.) Series 2014 A, 5% 10/1/27	1,750,000	2,062,603
(CWA Auth. Proj.) Series 2015 A:
5% 10/1/29	2,295,000	2,670,095
5% 10/1/45	12,700,000	14,105,001
Series 2011 A, 5.25% 10/1/26	1,000,000	1,137,710
Series 2011 B, 5% 10/1/41	2,000,000	2,199,200
Indiana Health & Edl. Facilities Fing. Auth. Rev. (Sisters of St. Francis Health Svcs., Inc. Proj.) Series 2006 E, 5.25% 5/15/41 (Pre-Refunded to 5/1/18 @ 100)	1,600,000	1,683,456
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001:
1.6%, tender 2/1/17 (b)	10,000	10,000
1.6%, tender 2/1/17 (b)	2,790,000	2,790,000
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2011 A, 5% 1/1/21	800,000	900,120
Indianapolis Local Pub. Impt. Bond Bank (Wtrwks. Proj.) Series 2007 L, 5.25% 7/1/23 (Pre-Refunded to 1/1/18 @ 100)	1,000,000	1,039,190
Indianapolis Thermal Energy Sys. Series 2010 B, 5% 10/1/19	8,390,000	9,141,576
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
5% 7/15/27	5,000,000	5,710,800
5% 1/15/30	4,300,000	4,870,524
Purdue Univ. Rev. (Student Facilities Sys. Proj.) Series 2009 B, 5% 7/1/27 (Pre-Refunded to 7/1/19 @ 100)	1,220,000	1,326,494

TOTAL INDIANA		81,925,930

Kansas - 0.6%
Johnson County Unified School District # 233:
Series 2016 A:
5% 9/1/21	750,000	856,065
5% 9/1/23	1,000,000	1,177,280
Series 2016 B:
5% 9/1/22	1,600,000	1,858,544
5% 9/1/23	290,000	341,411
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A, 5% 9/1/26	4,020,000	4,560,288
Series 2016 A:
5% 9/1/40	4,200,000	4,643,562
5% 9/1/45	5,125,000	5,642,369

TOTAL KANSAS		19,079,519

Kentucky - 1.7%
Ashland Med. Ctr. Rev. (Ashland Hosp. Corp. d/b/a King's Daughters Med. Ctr. Proj.):
Series 2010 B, 5% 2/1/21	1,185,000	1,246,608
Series 2016 A, 5% 2/1/40	1,200,000	1,255,728
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/19	1,000,000	1,067,840
5% 1/1/20	485,000	531,133
5% 1/1/24	800,000	920,176
5% 1/1/27	1,500,000	1,722,900
5% 1/1/33	1,300,000	1,442,883
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A, 5.25% 6/1/50	7,770,000	8,214,755
Kentucky State Property & Buildings Commission Rev. Series 2016 B, 5% 11/1/26	11,400,000	13,219,554
Louisville & Jefferson County:
Series 2013 A:
5.5% 10/1/33	1,275,000	1,472,765
5.75% 10/1/38	3,105,000	3,590,560
Series 2016 A:
5% 10/1/31	6,400,000	7,075,840
5% 10/1/32	6,000,000	6,607,980
5% 10/1/33	4,400,000	4,823,412
Pikeville Hosp. Rev. (Pikeville Med. Ctr., Inc. Proj.) Series 2011, 6.5% 3/1/41	1,000,000	1,121,530

TOTAL KENTUCKY		54,313,664

Louisiana - 1.3%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015, 5% 6/1/20	3,750,000	4,137,113
Louisiana Gen. Oblig. Series 2016 B:
5% 8/1/27	10,420,000	12,234,226
5% 8/1/28	3,465,000	4,040,086
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2009, 6.75% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	800,000	898,872
Louisiana Pub. Facilities Auth. Rev.:
(Nineteenth Judicial District Court Proj.) Series 2007, 5.375% 6/1/32 (Pre-Refunded to 6/1/17 @ 100)	1,500,000	1,522,140
(Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/27	2,000,000	2,313,460
5% 12/15/29	1,200,000	1,370,556
New Orleans Gen. Oblig. Series 2012:
5% 12/1/24	2,455,000	2,819,347
5% 12/1/25	2,400,000	2,754,768
Tobacco Settlement Fing. Corp. Series 2013 A:
5% 5/15/23	2,500,000	2,782,775
5.5% 5/15/29	5,000,000	5,390,850

TOTAL LOUISIANA		40,264,193

Maine - 0.2%
Maine Health & Higher Ed. Facilities Auth. Rev. (Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	1,000,000	1,012,530
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2008 D:
5.75% 7/1/38	1,255,000	1,328,819
5.75% 7/1/38 (Pre-Refunded to 7/1/18 @ 100)	545,000	580,381
Maine Tpk. Auth. Tpk. Rev.:
Series 2007:
5.25% 7/1/27 (Pre-Refunded to 7/1/17 @ 100)	1,065,000	1,084,095
5.25% 7/1/37 (Pre-Refunded to 7/1/17 @ 100)	1,500,000	1,526,895
Series 2015, 5% 7/1/37	1,700,000	1,921,374

TOTAL MAINE		7,454,094

Maryland - 0.5%
Maryland Econ. Dev. Corp. Student Hsg. Rev. (Towson Univ. Proj.) Series A, 5.25% 7/1/24	1,000,000	1,014,880
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Doctors Cmnty. Hosp. Proj.) Series 2010, 5.75% 7/1/38	1,880,000	1,996,804
(Upper Chesapeake Hosp. Proj.) Series 2008 C:
5.5% 1/1/18 (Escrowed to Maturity)	130,000	135,268
6% 1/1/38 (Pre-Refunded to 1/1/18 @ 100)	4,200,000	4,389,168
Series 2010, 5.625% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	1,100,000	1,251,107
Series 2015, 5% 7/1/40	2,000,000	2,144,540
Series 2016 A:
4% 7/1/42	780,000	740,548
5% 7/1/35	2,055,000	2,166,915
5% 7/1/38	1,125,000	1,177,403

TOTAL MARYLAND		15,016,633

Massachusetts - 0.7%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2015 A, 5% 7/1/45	890,000	1,002,398
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	1,015,000	1,113,110
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/30 (d)	1,165,000	1,292,637
5% 10/1/33 (d)	1,355,000	1,482,709
Series 2011 I, 6.75% 1/1/36	1,000,000	1,146,530
Series 2015 D, 5% 7/1/44	2,575,000	2,658,765
Series 2016 A, 5% 1/1/47	6,945,000	7,432,122
Series BB1, 5% 10/1/46	4,230,000	4,716,746
Massachusetts Health & Edl. Facilities Auth. Rev. (CareGroup, Inc. Proj.) Series 2008 E1, 5.125% 7/1/33 (Pre-Refunded to 7/1/18 @ 100)	1,000,000	1,056,920

TOTAL MASSACHUSETTS		21,901,937

Michigan - 3.5%
Detroit Swr. Disp. Rev. Series 2001 E, 5.75% 7/1/31 (Pre-Refunded to 7/1/18 @ 100)	615,000	655,824
Detroit Wtr. Supply Sys. Rev.:
Series 2006 B, 7% 7/1/36 (Pre-Refunded to 7/1/19 @ 100)	1,400,000	1,588,440
Series 2009, 6.25% 7/1/36 (FSA Insured) (Pre-Refunded to 7/1/19 @ 100)	1,500,000	1,675,290
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 5% 5/15/28	1,455,000	1,652,574
Lansing Board of Wtr. & Lt. Util. Rev. 5.5% 7/1/41	1,000,000	1,139,340
Lincoln Consolidated School District Series 2008, 5% 5/1/19 (FSA Insured)	1,355,000	1,416,666
Michigan Bldg. Auth. Rev.:
(Facilities Prog.) Series 2015 I:
5% 4/15/27	14,000,000	16,210,740
5% 4/15/28	2,000,000	2,300,900
Series IA:
5.375% 10/15/41	1,000,000	1,128,600
5.5% 10/15/45	2,000,000	2,228,700
Michigan Fin. Auth. Rev.:
Series 2012 A:
4.125% 6/1/32 (Pre-Refunded to 6/1/22 @ 100)	2,350,000	2,621,284
5% 6/1/20 (Escrowed to Maturity)	750,000	835,658
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	1,100,000	1,275,604
5% 6/1/39 (Pre-Refunded to 6/1/22 @ 100)	2,400,000	2,783,136
Series 2012:
5% 11/15/36	1,300,000	1,409,018
5% 11/15/42	2,950,000	3,182,903
Series 2013, 5% 8/15/29	3,865,000	4,267,385
Series 2015 MI, 5% 12/1/25	3,000,000	3,531,000
Series 2016, 5% 11/15/32	3,500,000	3,867,430
Michigan Gen. Oblig. Series 2016:
5% 3/15/26	7,500,000	8,859,000
5% 3/15/27	1,895,000	2,256,339
Michigan Hosp. Fin. Auth. Rev.:
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	655,000	716,557
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	125,000	135,513
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds Series CC, 1.45%, tender 9/1/21 (b)	6,380,000	6,151,022
Portage Pub. Schools Series 2016:
5% 11/1/33	1,000,000	1,128,500
5% 11/1/36	1,250,000	1,396,938
5% 11/1/37	1,000,000	1,115,040
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont Hosp. Proj.) Series 2009 V, 8.25% 9/1/39 (Pre-Refunded to 9/1/18 @ 100)	900,000	999,918
Warren Consolidated School District Series 2016:
5% 5/1/28	4,100,000	4,689,908
5% 5/1/29	4,230,000	4,809,552
Wayne County Arpt. Auth. Rev.:
Series 2015 D:
5% 12/1/30	1,300,000	1,461,642
5% 12/1/31	2,300,000	2,572,918
5% 12/1/40 (FSA Insured)	3,000,000	3,265,350
Series 2015 G:
5% 12/1/31	1,500,000	1,677,990
5% 12/1/32	1,500,000	1,670,745
5% 12/1/33	2,000,000	2,218,040
Series 2015, 5% 12/1/29	1,600,000	1,809,376
Western Michigan Univ. Rev.:
5.25% 11/15/19 (Assured Guaranty Corp. Insured)	3,015,000	3,215,920
5.25% 11/15/22 (Assured Guaranty Corp. Insured)	4,640,000	4,941,554

TOTAL MICHIGAN		108,862,314

Minnesota - 0.6%
Duluth Independent School District #709 Ctfs. of Prtn. Series 2009 B, 4% 3/1/21	1,765,000	1,835,741
Maple Grove Health Care Facilities Series 2015, 5% 9/1/27	1,285,000	1,441,911
Maple Grove Health Care Sys. Rev. (Maple Grove Hosp. Corp. Proj.) Series 2007, 5.25% 5/1/28	1,000,000	1,007,150
Minneapolis Health Care Sys. Rev.:
6.5% 11/15/38	845,000	910,327
6.5% 11/15/38 (Pre-Refunded to 11/15/18 @ 100)	155,000	169,564
Minnesota Gen. Oblig. 5% 8/1/22 (Pre-Refunded to 8/1/17 @ 100)	40,000	40,801
Minnesota Higher Ed. Facilities Auth. Rev.:
5% 3/1/20	890,000	892,839
5% 3/1/20 (Pre-Refunded to 3/1/17 @ 100)	1,300,000	1,304,212
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/40	700,000	742,322
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2009 A, 5% 1/1/21 (Pre-Refunded to 1/1/19 @ 100)	1,915,000	2,053,569
St. Louis Park Health Care Facilities Rev. (Park Nicollet Health Svcs. Proj.):
Series 2008 C, 5.5% 7/1/17 (Escrowed to Maturity)	1,225,000	1,247,957
Series 2009, 5.75% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	6,690,000	7,392,651

TOTAL MINNESOTA		19,039,044

Missouri - 0.3%
Kansas City Spl. Oblig.:
4% 9/1/18	400,000	417,384
5% 9/1/21	295,000	321,636
5% 9/1/22	500,000	544,880
5% 9/1/23	400,000	435,052
Metropolitan St. Louis Swr. District Wastewtr. Sys. Rev. Series 2008 A, 5.75% 5/1/38 (Pre-Refunded to 5/1/17 @ 100)	1,000,000	1,012,120
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. 5.125% 1/1/21	125,000	125,463
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Series 2015 B:
3.125% 2/1/27	400,000	389,420
3.25% 2/1/28	400,000	389,512
4% 2/1/40	400,000	392,328
5% 2/1/34	3,115,000	3,410,240
5% 2/1/36	1,200,000	1,304,616
5% 2/1/45	1,900,000	2,045,616

TOTAL MISSOURI		10,788,267

Nebraska - 0.4%
Central Plains Energy Proj. Rev. (Nebraska Gas Proj.) Series 2007 B, 1.124% 12/1/17 (b)	510,000	508,531
Douglas County Hosp. Auth. #2 Health Facilities Rev. 6% 8/15/24	1,080,000	1,107,648
Nebraska Pub. Pwr. District Rev.:
Series 2012 C, 5% 1/1/26 (Pre-Refunded to 1/1/18 @ 100)	2,550,000	2,644,172
Series 2016 A:
5% 1/1/32	1,670,000	1,901,412
5% 1/1/34	1,000,000	1,124,540
Series 2016 B, 5% 1/1/32	5,000,000	5,692,850

TOTAL NEBRASKA		12,979,153

Nevada - 0.9%
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2011 C, 5% 6/1/24	1,900,000	2,153,707
Series 2012 B, 5% 6/1/42	3,260,000	3,662,349
Series 2016 A:
5% 6/1/35	4,150,000	4,733,739
5% 6/1/36	6,000,000	6,823,260
Series 2016 B:
5% 6/1/34	7,495,000	8,581,775
5% 6/1/36	2,700,000	3,070,467

TOTAL NEVADA		29,025,297

New Hampshire - 0.7%
New Hampshire Bus. Fin. Auth. Rev. Series 2009 A, 6.125% 10/1/39 (Pre-Refunded to 10/1/19 @ 100)	2,900,000	3,260,702
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2007, 5% 10/1/37	505,000	514,519
Series 2012:
4% 7/1/23	1,000,000	1,052,650
4% 7/1/32	900,000	901,278
Series 2016:
4% 10/1/38	700,000	646,373
5% 10/1/28	3,000,000	3,309,120
5% 10/1/32	5,160,000	5,578,476
5% 10/1/38	2,100,000	2,227,029
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 10/1/19	2,890,000	3,152,065
5% 2/1/20	1,300,000	1,430,338

TOTAL NEW HAMPSHIRE		22,072,550

New Jersey - 2.8%
New Jersey Ctfs. of Prtn. Series 2009 A:
5.125% 6/15/24 (Pre-Refunded to 6/15/19 @ 100)	1,500,000	1,635,480
5.25% 6/15/28 (Pre-Refunded to 6/15/19 @ 100)	1,000,000	1,093,220
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Gen. Oblig. Proj.) Series 2017 B, 5% 11/1/24	10,000,000	10,543,900
Series 2011 EE:
5% 9/1/20	1,255,000	1,326,410
5% 9/1/20 (Escrowed to Maturity)	3,395,000	3,806,101
Series 2013:
5% 3/1/23	4,500,000	4,750,470
5% 3/1/24	6,200,000	6,470,196
5% 3/1/25	700,000	727,076
Series 2015 XX, 5% 6/15/26	15,000,000	15,698,400
Series 2016 AAA:
5% 6/15/41	2,510,000	2,488,891
5.5% 6/15/30	4,995,000	5,327,617
6% 12/15/34 (Pre-Refunded to 12/15/18 @ 100)	30,000	31,948
New Jersey Edl. Facility Series 2016 A, 5% 7/1/29	2,625,000	2,870,018
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2008, 6.625% 7/1/38 (Pre-Refunded to 7/1/18 @ 100)	3,700,000	3,985,418
Series 2016 A:
5% 7/1/20 (d)	500,000	537,085
5% 7/1/21 (d)	1,000,000	1,088,260
5% 7/1/25	1,055,000	1,192,382
5% 7/1/30	1,000,000	1,116,810
New Jersey Trans. Trust Fund Auth.:
Series 2001 A, 6% 6/15/35	1,300,000	1,392,391
Series 2005 B, 5.25% 12/15/22 (AMBAC Insured)	400,000	436,152
Series 2014 AA, 5% 6/15/24	15,000,000	15,918,750
Series 2016 A, 5% 6/15/29	3,550,000	3,745,357
Series AA, 5% 6/15/25	2,380,000	2,519,920

TOTAL NEW JERSEY		88,702,252

New Mexico - 0.1%
New Mexico Edl. Assistance Foundation Series 2010 A1, 5% 12/1/18	3,000,000	3,199,230
New York - 5.1%
Dorm. Auth. New York Univ. Rev. Series 2016 A, 5% 7/1/32	2,500,000	2,834,100
Hudson Yards Infrastructure Corp. New York Rev. Series 2012 A, 5.75% 2/15/47	5,200,000	5,897,944
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	9,800,000	10,575,866
New York City Gen. Oblig.:
Series 2008:
5.25% 8/15/27	2,120,000	2,248,705
5.25% 8/15/27 (Pre-Refunded to 8/15/18 @ 100)	80,000	85,059
Series 2009, 5.625% 4/1/29	465,000	506,878
Series 2012 A1, 5% 8/1/24	2,720,000	3,100,474
Series 2012 G1, 5% 4/1/25	5,040,000	5,764,500
New York City Indl. Dev. Agcy. Civic Facility Rev. (Polytechnic Univ. NY Proj.) 5.25% 11/1/27 (ACA Finl. Guaranty Corp. Insured)	1,065,000	1,098,633
New York City Indl. Dev. Agcy. Rev.:
(Queens Ballpark Co. LLC Proj.) Series 2006, 5% 1/1/22 (AMBAC Insured)	1,000,000	1,002,550
(Yankee Stadium Proj.) Series 2006, 5% 3/1/31	1,000,000	1,007,450
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2009 CC, 5% 6/15/34	3,585,000	3,754,033
Series 2009 EE, 5.25% 6/15/40	3,300,000	3,567,366
Series 2009 FF 2, 5.5% 6/15/40	4,800,000	5,234,112
Series 2011 EE, 5.375% 6/15/43	22,705,000	25,632,583
Series 2012 EE, 5.25% 6/15/30	6,300,000	7,291,683
Series 2013 EE, 5% 6/15/47	11,710,000	13,000,442
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2009 S3, 5.25% 1/15/39	8,300,000	8,866,060
Series 2009 S4:
5.5% 1/15/39	1,200,000	1,291,176
5.75% 1/15/39	2,500,000	2,706,950
Series S1, 5% 7/15/27	2,000,000	2,311,680
New York City Transitional Fin. Auth. Rev. Series 2015 E1, 5% 2/1/41	1,615,000	1,808,945
New York Convention Ctr. Dev. Corp. Rev. Series 2015:
5% 11/15/28	7,205,000	8,382,657
5% 11/15/29	5,000,000	5,779,450
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	2,000,000	2,311,300
New York Dorm. Auth. Personal Income Tax Rev.:
(Ed. Proj.) Series 2008 B, 5.75% 3/15/36	5,500,000	5,991,150
5% 2/15/34	1,750,000	1,866,743
New York Dorm. Auth. Revs. (New York Univ. Hosp. Ctr. Proj.) Series 2007 B, 5.25% 7/1/24 (Pre-Refunded to 7/1/17 @ 100)	340,000	346,208
New York Metropolitan Trans. Auth. Rev.:
Series 2012 D, 5% 11/15/25	9,500,000	10,947,990
Series 2012 F, 5% 11/15/24	4,600,000	5,352,744
Series 2014 B, 5.25% 11/15/44	2,215,000	2,513,981
Series 2016, 6.5% 11/15/28	695,000	759,267
New York Thruway Auth. Second Gen. Hwy. & Bridge Trust Fund Series 2007 A, 5% 4/1/21 (Pre-Refunded to 4/1/17 @ 100)	1,900,000	1,912,920
Rockland County Gen. Oblig. Series 2014 A, 5% 3/1/18 (FSA Insured)	1,825,000	1,896,814
Tobacco Settlement Fing. Corp. Series 2013 B, 5% 6/1/21	40,000	40,062
Triborough Bridge & Tunnel Auth. Revs. 5% 11/15/22	1,970,000	2,308,820

TOTAL NEW YORK		159,997,295

North Carolina - 0.9%
Nash Health Care Sys. Health Care Facilities Rev.:
Series 2003, 5.5% 11/1/26 (FSA Insured)	1,200,000	1,273,104
Series 2012, 5% 11/1/41	1,630,000	1,726,089
North Carolina Med. Care Cmnty. Health Series 2017:
5% 10/1/30 (d)	630,000	716,354
5% 10/1/34 (d)	1,000,000	1,110,610
North Carolina Med. Care Commission Health Care Facilities Rev. (Rex Healthcare Proj.) Series 2010 A, 5% 7/1/30	2,780,000	3,021,026
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2009 A:
5% 1/1/30	285,000	301,499
5% 1/1/30 (Pre-Refunded to 1/1/19 @ 100)	715,000	766,037
Series 2015 A, 5% 1/1/28	3,500,000	4,112,500
Series 2015 C, 5% 1/1/29	8,000,000	9,344,960
Raleigh Durham Arpt. Auth. Arpt. Rev. Series 2010 A, 5% 5/1/32	2,900,000	3,184,374
Randolph County Ctfs. of Prtn. 5% 2/1/20 (Pre-Refunded to 2/1/17 @ 100)	1,500,000	1,500,000

TOTAL NORTH CAROLINA		27,056,553

North Dakota - 0.2%
Cass County Health Care Facilities Rev. (Essentia Health Obligated Group Proj.) Series 2008, 5.125% 2/15/37 (Assured Guaranty Corp. Insured)	1,500,000	1,610,235
McLean County Solid Waste Facilities Rev. (Great River Energy Projects) Series 2010 B, 5.15% 7/1/40	3,700,000	3,958,482

TOTAL NORTH DAKOTA		5,568,717

Ohio - 1.7%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	4,200,000	4,536,546
American Muni. Pwr., Inc. Rev.:
(Freemont Energy Ctr. Proj.) Series 2012 B, 5% 2/15/42	900,000	970,407
(Greenup Hydroelectric Proj.):
Series 2016 A, 5% 2/15/41	4,000,000	4,402,600
Series 2016, 5% 2/15/46	1,280,000	1,403,686
(Prairie State Energy Campus Proj.) Series 2015, 5% 2/15/28	5,900,000	6,679,095
Buckeye Tobacco Settlement Fing. Auth. Series 2007 A1, 5% 6/1/17	1,755,000	1,777,131
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/26 (FSA Insured)	500,000	575,265
5% 1/1/27 (FSA Insured)	2,175,000	2,485,851
5% 1/1/31 (FSA Insured)	1,000,000	1,108,680
Cleveland Gen. Oblig. Series C:
5.25% 11/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,090,000	1,167,837
5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,050,000	1,156,617
Columbus City School District 5% 12/1/32	1,000,000	1,151,970
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	5,000,000	5,250,500
Hamilton County Convention Facilities Auth. Rev. Series 2014, 5% 12/1/26	1,900,000	2,144,207
Lake County Hosp. Facilities Rev.:
Series 2015, 5% 8/15/26	1,170,000	1,336,491
6% 8/15/43	400,000	422,976
6% 8/15/43 (Pre-Refunded to 8/15/18 @ 100)	2,100,000	2,255,694
Lucas County Hosp. Rev. (ProMedica Healthcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37	1,900,000	2,230,239
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/48	4,400,000	4,486,416
Ohio Tpk. Commission Tpk. Rev. (Infastructure Proj.) Series 2005 A, 0% 2/15/42	5,800,000	1,994,504
Ross County Hosp. Facilities Rev. (Adena Health Sys. Proj.) Series 2008, 5.75% 12/1/35	2,300,000	2,450,535
Scioto County Hosp. Facilities Rev. Series 2016, 5% 2/15/29	1,265,000	1,445,591

TOTAL OHIO		51,432,838

Oklahoma - 0.8%
Grand River Dam Auth. Rev. Series 2014 A, 5% 6/1/39	7,000,000	7,841,190
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/24	1,105,000	1,283,104
5% 10/1/32	1,100,000	1,222,309
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (Integris Baptist Med. Ctr. Proj.) Series C, 5.5% 8/15/22 (Pre-Refunded to 8/15/18 @ 100)	2,400,000	2,559,744
Oklahoma Dev. Fin. Auth. Rev.:
(Saint John Health Sys. Proj.) Series 2012, 5% 2/15/42	3,625,000	3,849,823
Series 2012:
5% 2/15/21	955,000	1,070,603
5% 2/15/24	1,800,000	2,008,872
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev. Series 2014 A, 5% 1/1/38	3,705,000	4,086,022

TOTAL OKLAHOMA		23,921,667

Oregon - 0.1%
Oregon State Dept. of Administrative Svcs. Lottery Rev. Series 2011 A, 5.25% 4/1/31	1,900,000	2,159,160
Polk Marion & Benton School District # 13J Series B, 0% 12/15/38	2,115,000	821,826
Yamhill County School District #029J Newberg Series 2005, 5.5% 6/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,058,800

TOTAL OREGON		4,039,786

Pennsylvania - 3.1%
Allegheny County Hosp. Dev. Auth. Rev. (Univ. of Pittsburgh Med. Ctr. Proj.) Series 2009 A:
4.7% 8/15/19	1,000,000	1,081,070
5% 8/15/20	3,000,000	3,256,140
Centre County Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2011, 7% 11/15/46 (Pre-Refunded to 11/15/21 @ 100)	1,000,000	1,238,300
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A, 5% 6/1/29	1,330,000	1,525,151
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	1,700,000	2,017,543
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 2012 A, 5% 6/1/24	1,400,000	1,583,232
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A, 5% 10/1/23	2,160,000	2,418,984
Series 2016 A:
5% 10/1/30	4,350,000	4,706,396
5% 10/1/36	3,335,000	3,512,389
5% 10/1/40	2,045,000	2,145,532
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B, 5% 7/1/21	1,700,000	1,767,218
Pennsylvania Gen. Oblig.:
Second Series 2006, 5% 3/1/20 (Pre-Refunded to 3/1/17 @ 100)	700,000	702,296
Series 2015 1:
5% 3/15/29	8,125,000	9,187,669
5% 3/15/31	2,130,000	2,376,292
Series 2015, 5% 3/15/33	2,460,000	2,722,334
Series 2016, 5% 2/1/29	18,935,000	21,612,409
Pennsylvania Higher Edl. Facilities Auth. Rev. Series 2016:
5% 5/1/29	1,000,000	1,155,140
5% 5/1/31	1,000,000	1,141,300
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.) Series 2016 A, 5% 12/1/29 (FSA Insured)	5,630,000	6,402,155
Philadelphia Gas Works Rev.:
Series 9:
5.25% 8/1/40	2,325,000	2,509,349
5.25% 8/1/40 (Pre-Refunded to 8/1/20 @ 100)	1,475,000	1,663,166
5% 8/1/26	1,000,000	1,140,140
5% 8/1/27	1,000,000	1,134,550
5% 8/1/28	2,000,000	2,256,400
Philadelphia Gen. Oblig. Series 2008 A, 5.25% 12/15/32 (Pre-Refunded to 12/15/18 @ 100)	2,500,000	2,664,725
Philadelphia School District Series 2016 F, 5% 9/1/29	10,000,000	10,805,400
Southeastern Pennsylvania Trans. Auth. Rev. Series 2011, 5% 6/1/22	1,000,000	1,116,710
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series 2001 A, 0% 8/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500,000	2,322,925

TOTAL PENNSYLVANIA		96,164,915

Rhode Island - 0.4%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	4,680,000	4,761,806
5% 9/1/36	185,000	183,624
Series 2016:
5% 5/15/20	340,000	367,516
5% 5/15/21	2,000,000	2,192,440
5% 5/15/29	1,250,000	1,380,763
5% 5/15/32	1,610,000	1,744,129
5% 5/15/39	3,000,000	3,166,200

TOTAL RHODE ISLAND		13,796,478

South Carolina - 4.4%
Greenwood Fifty School Facilities Installment 5% 12/1/21 (Pre-Refunded to 12/1/17 @ 100)	1,000,000	1,033,300
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015, 5% 12/1/24	4,535,000	5,221,463
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. Series 2013, 5% 11/1/27	2,900,000	3,292,254
South Carolina Jobs-Econ. Dev. Auth. Health Facilities Rev. (Bishop Gadsden Proj.) Series 2007, 5% 4/1/18	1,765,000	1,773,578
South Carolina Pub. Svc. Auth. Rev.:
Series 2012 C, 5% 12/1/18	7,000,000	7,480,690
Series 2013 E, 5.5% 12/1/53	14,000,000	15,623,720
Series 2014 A:
5% 12/1/49	29,450,000	31,905,805
5.5% 12/1/54	14,400,000	16,039,872
Series 2014 C, 5% 12/1/46	19,400,000	21,265,116
Series 2015 A, 5% 12/1/50	6,545,000	7,037,969
Series 2015 E, 5.25% 12/1/55	3,000,000	3,295,170
Series 2016 B:
5% 12/1/35	3,630,000	4,088,977
5% 12/1/36	5,445,000	6,114,191
5% 12/1/37	5,445,000	6,099,761
Series 2016 C:
5% 12/1/22	500,000	580,620
5% 12/1/23	840,000	987,168
5% 12/1/24	495,000	583,625
5% 12/1/25	360,000	424,328
5% 12/1/26	1,000,000	1,181,240
5% 12/1/27	1,600,000	1,885,472
Univ. of South Carolina Athletic Facilities Rev. Series 2008 A, 5.5% 5/1/38 (Pre-Refunded to 5/1/18 @ 100)	1,590,000	1,677,832

TOTAL SOUTH CAROLINA		137,592,151

South Dakota - 0.2%
South Dakota Health & Edl. Facilities Auth. Rev. Series 2014 B, 5% 11/1/44	5,000,000	5,360,850
Tennessee - 0.1%
Jackson Hosp. Rev.:
5.75% 4/1/41	405,000	421,808
5.75% 4/1/41 (Pre-Refunded to 4/1/18 @ 100)	1,095,000	1,152,126

TOTAL TENNESSEE		1,573,934

Texas - 10.4%
Aledo Independent School District (School Bldg. Proj.) Series 2006 A, 5% 2/15/43 (Pre-Refunded to 2/15/18 @ 100)	2,000,000	2,082,460
Austin Cmnty. College District Pub. Facilities Lease Rev. (Round Rock Campus Proj.) Series 2008, 5.5% 8/1/19 (Pre-Refunded to 8/1/18 @ 100)	1,500,000	1,598,490
Austin Wtr. & Wastewtr. Sys. Rev. Series 2016, 5% 11/15/37	4,010,000	4,597,505
Bastrop Independent School District Series 2007, 5.25% 2/15/37 (Pre-Refunded to 2/15/17 @ 100)	1,000,000	1,001,500
Bexar Metropolitan Wtr. District Wtrwks. Sys. Rev.:
5% 5/1/19 (Pre-Refunded to 5/1/17 @ 100)	1,715,000	1,732,442
5% 5/1/20 (Pre-Refunded to 5/1/17 @ 100)	1,325,000	1,338,475
Brazosport College District:
5.5% 2/15/33 (Pre-Refunded to 2/15/18 @ 100)	115,000	120,330
5.5% 2/15/33 (Pre-Refunded to 2/15/18 @ 100)	885,000	926,020
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/40	2,000,000	2,148,980
5% 1/1/45	1,000,000	1,071,530
Series 2016:
5% 1/1/40	3,000,000	3,229,920
5% 1/1/46	1,800,000	1,932,354
Corpus Christi Util. Sys. Rev. 5% 7/15/23	3,400,000	3,916,562
Cypress-Fairbanks Independent School District Series 2014 C, 5% 2/15/44	5,795,000	6,485,938
Dallas Area Rapid Transit Sales Tax Rev. 5.25% 12/1/38 (Pre-Refunded to 12/1/18 @ 100)	3,215,000	3,456,929
Dallas County Gen. Oblig. Series 2016 5% 8/15/21	2,120,000	2,427,972
Dallas Fort Worth Int'l. Arpt. Rev. Series 2010 A, 5% 11/1/42	5,200,000	5,685,108
Dallas Independent School District Series 2008, 6.375% 2/15/34 (Pre-Refunded to 2/15/18 @ 100)	500,000	527,930
El Paso Gen. Oblig. Series 2016:
5% 8/15/30	7,290,000	8,451,662
5% 8/15/31	3,810,000	4,389,920
5% 8/15/32	3,625,000	4,157,440
5% 8/15/34	3,755,000	4,266,882
5% 8/15/42	25,845,000	28,986,460
Freer Independent School District Series 2007, 5.25% 8/15/37 (Pre-Refunded to 8/15/17 @ 100)	215,000	219,930
Frisco Independent School District Series 2009, 5.375% 8/15/39 (Assured Guaranty Corp. Insured)	2,610,000	2,855,105
Granbury Independent School District 0% 8/1/19	1,000,000	964,600
Grand Parkway Trans. Corp. Series 2013 B:
5% 4/1/53	27,390,000	30,342,642
5.25% 10/1/51	25,400,000	28,679,140
5.5% 4/1/53	2,300,000	2,465,117
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. (Baylor College of Medicine Proj.) Series 2012 A, 5% 11/15/37	5,200,000	5,599,256
Houston Arpt. Sys. Rev. Series 2011 B:
5% 7/1/25	1,460,000	1,630,937
5% 7/1/26	3,000,000	3,349,890
Katy Independent School District Series 2015 A, 5% 2/15/45	2,400,000	2,694,840
Lewisville Independent School District 0% 8/15/18	1,025,000	1,006,673
Lower Colorado River Auth. Rev.:
Series 2015 B:
5% 5/15/30	4,500,000	5,060,700
5% 5/15/31	7,200,000	8,058,312
Series 2015 D:
5% 5/15/27	1,500,000	1,742,400
5% 5/15/29	2,150,000	2,442,938
Lubbock Cooper Independent School District:
5.75% 2/15/42 (Pre-Refunded to 2/15/19 @ 100)	4,500,000	4,911,975
6% 2/15/49 (Pre-Refunded to 2/15/19 @ 100)	5,000,000	5,482,750
Mansfield Independent School District 5.5% 2/15/17	15,000	15,024
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/29	2,100,000	2,385,516
North Texas Muni. Wtr. District Reg'l. Wastewtr. Sys. Rev. Series 2008:
5% 6/1/24 (Pre-Refunded to 6/1/18 @ 100)	1,000,000	1,052,890
5% 6/1/25 (Pre-Refunded to 6/1/18 @ 100)	2,100,000	2,211,069
North Texas Tollway Auth. Rev.:
Series 2008 I, 6.2% 1/1/42 (Assured Guaranty Corp. Insured)	1,700,000	2,077,842
Series 2009 A, 6.25% 1/1/39 (Pre-Refunded to 1/1/19 @ 100)	2,440,000	2,671,605
Series 2009, 6.25% 1/1/39	560,000	607,701
Series 2011 A:
5.5% 9/1/41	5,370,000	6,203,478
6% 9/1/41	2,100,000	2,481,822
Series 2011 D, 5% 9/1/28	4,700,000	5,344,699
Series 2014 A, 5% 1/1/24	2,500,000	2,929,000
Series 2015 B, 5% 1/1/31	7,115,000	7,982,532
Series 2016 A:
5% 1/1/31	730,000	828,127
5% 1/1/32	3,000,000	3,388,410
5% 1/1/39	1,000,000	1,108,300
6% 1/1/24	150,000	156,434
6% 1/1/25	740,000	771,665
6% 1/1/25 (Pre-Refunded to 1/1/18 @ 100)	5,260,000	5,496,910
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/18	600,000	628,344
San Antonio Elec. & Gas Sys. Rev. Series 2012, 5.25% 2/1/25	1,600,000	1,940,288
San Antonio Wtr. Sys. Rev. Series 2012:
5% 5/15/25	3,540,000	4,071,779
5% 5/15/26	7,000,000	8,047,690
Seminole Independent School District Series A, 5% 2/15/21	3,200,000	3,210,048
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2016 A:
5% 10/1/40	3,525,000	3,979,796
5% 10/1/45	4,000,000	4,481,080
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A, 4% 8/15/43	805,000	794,607
Series 2015, 5% 9/1/30	5,000,000	5,481,350
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	785,000	847,674
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	1,015,000	1,096,038
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A, 5% 2/15/41	8,335,000	9,205,757
Texas Gen. Oblig.:
Series 2006 A, 5% 4/1/29 (Pre-Refunded to 4/1/17 @ 100)	1,020,000	1,026,977
Series 2014 A, 5% 10/1/44	3,000,000	3,399,060
Series 2016:
5% 4/1/41	3,120,000	3,554,772
5% 4/1/46	7,400,000	8,387,308
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	130,000	135,893
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	1,370,000	1,433,732
Texas Private Activity Bond Surface Trans. Corp. (LBJ Infrastructure Group LLC IH-635 Managed Lanes Proj.) Series 2010, 7% 6/30/40	2,100,000	2,401,665
Texas Wtr. Dev. Board Rev.:
Series 2008 B, 5.25% 7/15/23	1,000,000	1,019,300
Series 2015 A, 5% 10/15/45	3,900,000	4,410,276
Univ. of Texas Board of Regents Sys. Rev. Series 2007 F, 4.75% 8/15/27 (Pre-Refunded to 2/15/17 @ 100)	855,000	856,120
Waller Independent School District 5.5% 2/15/33 (Pre-Refunded to 2/15/18 @ 100)	5,100,000	5,336,385

TOTAL TEXAS		325,498,977

Utah - 0.1%
Utah Associated Muni. Pwr. Sys. Rev. Series 2012 A, 5% 9/1/25	1,680,000	1,921,819
Utah Transit Auth. Sales Tax Rev. Series 2008 A, 5.25% 6/15/38 (Pre-Refunded to 6/15/18 @ 100)	1,785,000	1,886,941

TOTAL UTAH		3,808,760

Vermont - 0.3%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev.:
(Champlain College Proj.) Series 2016 A:
5% 10/15/41	2,400,000	2,461,056
5% 10/15/46	2,300,000	2,349,496
(Fletcher Allen Health Care Proj.) Series 2004 B, 5.5% 12/1/28 (Pre-Refunded to 6/1/18 @ 100)	3,900,000	4,126,590

TOTAL VERMONT		8,937,142

Virginia - 0.5%
Fredericksburg Econ. Dev. Auth. Rev. 5% 6/15/26	1,960,000	2,236,772
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 2008 B, 2.15%, tender 9/1/20 (b)	6,000,000	6,059,940
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
4% 6/15/37	345,000	337,455
5% 6/15/28	1,000,000	1,096,270
5% 6/15/33	225,000	239,348
5% 6/15/36	1,000,000	1,051,880
Virginia College Bldg. Auth. Edl. Facilities Rev. Series 2015 A, 5% 1/1/40	1,400,000	1,568,630
Winchester Econ. Dev. Auth. Series 2015, 5% 1/1/44	2,500,000	2,724,900

TOTAL VIRGINIA		15,315,195

Washington - 2.0%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series A, 0% 6/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,200,000	807,300
King County Swr. Rev. Series 2009, 5.25% 1/1/42 (Pre-Refunded to 1/1/19 @ 100)	785,000	845,500
Port of Seattle Rev. Series 2016:
5% 2/1/25	1,250,000	1,470,225
5% 2/1/28	2,000,000	2,356,420
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2013 B, 5% 12/1/26	3,880,000	4,429,680
Tobacco Settlement Auth. Rev. Series 2013, 5% 6/1/22	3,500,000	4,010,895
Washington Gen. Oblig.:
Series 1999 S2, 0% 1/1/19 (FSA Insured)	10,000,000	9,744,300
Series C, 0% 6/1/21 (AMBAC Insured)	5,000,000	4,597,250
Washington Health Care Facilities Auth. Rev.:
(Catholic Health Initiatives Proj.) Series 2008 D, 6.375% 10/1/36	7,000,000	7,496,510
(MultiCare Health Sys. Proj.):
Series 2008 B, 6% 8/15/39 (Pre-Refunded to 8/15/19 @ 100)	1,500,000	1,674,330
Series 2010 A, 5.25% 8/15/20	2,325,000	2,540,318
(Overlake Hosp. Med. Ctr. Proj.) Series 2010, 5.5% 7/1/30	3,800,000	4,204,548
(Providence Health Systems Proj.):
Series 2006 D, 5.25% 10/1/33	1,500,000	1,583,280
Series 2012 A, 5% 10/1/24	6,700,000	7,670,227
(Seattle Children's Hosp. Proj.) Series 2009, 5.625% 10/1/38 (Pre-Refunded to 10/1/19 @ 100)	2,200,000	2,444,970
Series 2015, 5% 1/1/26	2,000,000	2,314,680
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/34	1,600,000	1,682,528
5% 10/1/35	1,000,000	1,047,550
5% 10/1/40	1,625,000	1,682,834

TOTAL WASHINGTON		62,603,345

West Virginia - 0.3%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds 1.9%, tender 4/1/19 (b)	4,555,000	4,542,474
West Virginia Hosp. Fin. Auth. Hosp. Rev.:
(West Virginia United Health Sys. Proj.) Series 2008 E, 5.625% 6/1/35 (Pre-Refunded to 12/1/18 @ 100)	1,300,000	1,404,156
(West Virginia Univ. Hospitals, Inc. Proj.) Series 2003 D, 5.5% 6/1/33 (Pre-Refunded to 12/1/18 @ 100)	1,000,000	1,077,870
West Virginia Univ. Revs. (West Virginia Univ. Projs.) Series 2014 A, 5% 10/1/44	2,900,000	3,200,237

TOTAL WEST VIRGINIA		10,224,737

Wisconsin - 1.6%
Wisconsin Health & Edl. Facilities:
Series 2014:
4% 5/1/33	1,475,000	1,382,473
5% 5/1/23	1,410,000	1,566,891
5% 5/1/25	775,000	847,222
Series 2015, 5% 12/15/44	10,000,000	10,794,800
Series 2016 A:
5% 11/15/39	12,570,000	13,979,097
5% 2/15/42	2,810,000	2,968,849
5% 2/15/46	5,100,000	5,372,646
Series 2016, 5% 2/15/29	1,290,000	1,464,240
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010:
5.5% 7/1/40	1,000,000	1,090,290
5.75% 7/1/30	1,000,000	1,108,030
Series 2013 B:
5% 7/1/26	750,000	839,663
5% 7/1/36	1,900,000	2,052,152
(Children's Hosp. of Wisconsin Proj.) Series 2008 A, 5.25% 8/15/23	2,000,000	2,121,120
Series 2012:
5% 10/1/24	1,400,000	1,611,568
5% 6/1/27	1,000,000	1,098,790
5% 8/15/32 (Pre-Refunded to 8/15/22 @ 100)	1,000,000	1,164,370
5% 6/1/39	1,190,000	1,265,303

TOTAL WISCONSIN		50,727,504

Wyoming - 0.1%
Campbell County Solid Waste Facilities Rev. (Basin Elec. Pwr. Coop. - Dry Fork Station Facilities Proj.) Series 2009 A, 5.75% 7/15/39	2,600,000	2,841,774
TOTAL MUNICIPAL BONDS
(Cost $2,928,298,788)		2,983,443,777

Municipal Notes - 0.2%
Kentucky - 0.2%
Kentucky Pub. Trans. BAN Series 2013 A, 5% 7/1/17
(Cost $5,308,558)	5,240,000	5,311,526
	Shares	Value

Money Market Funds - 1.8%
Fidelity Tax-Free Cash Central Fund, 0.67%(e)(f)
(Cost $56,204,000)	56,204,000	56,204,000
TOTAL INVESTMENT PORTFOLIO - 97.6%
(Cost $2,989,811,346)		3,044,959,303
NET OTHER ASSETS (LIABILITIES) - 2.4%		76,428,443
NET ASSETS - 100%		$3,121,387,746

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

Legend

 (a) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,866,794 or 0.1% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Tax-Free Cash Central Fund	$232,081
Total	$232,081

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$2,988,755,303	$--	$2,988,755,303	$--
Money Market Funds	56,204,000	56,204,000	--	--
Total Investments in Securities:	$3,044,959,303	$56,204,000	$2,988,755,303	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	31.2%
Health Care	16.8%
Transportation	13.1%
Electric Utilities	10.0%
Escrowed/Pre-Refunded	8.5%
Water & Sewer	6.4%
Others* (Individually Less Than 5%)	14.0%
100.0%

* Includes cash equivalents and net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,933,607,346)	$2,988,755,303
Fidelity Central Funds (cost $56,204,000)	56,204,000
Total Investments (cost $2,989,811,346)		$3,044,959,303
Cash		50,391,397
Receivable for investments sold		7,586,056
Receivable for fund shares sold		2,007,528
Interest receivable		34,348,239
Distributions receivable from Fidelity Central Funds		4,562
Prepaid expenses		5,449
Receivable from investment adviser for expense reductions		562,781
Other receivables		9,112
Total assets		3,139,874,427
Liabilities
Payable for investments purchased on a delayed delivery basis	$10,613,363
Payable for fund shares redeemed	2,630,729
Distributions payable	3,978,484
Accrued management fee	932,515
Other affiliated payables	254,523
Other payables and accrued expenses	77,067
Total liabilities		18,486,681
Net Assets		$3,121,387,746
Net Assets consist of:
Paid in capital		$3,059,023,320
Undistributed net investment income		57,223
Accumulated undistributed net realized gain (loss) on investments		7,159,246
Net unrealized appreciation (depreciation) on investments		55,147,957
Net Assets, for 276,336,780 shares outstanding		$3,121,387,746
Net Asset Value, offering price and redemption price per share ($3,121,387,746 ÷ 276,336,780 shares)		$11.30

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2017
Investment Income
Interest		$115,837,831
Income from Fidelity Central Funds		232,081
Total income		116,069,912
Expenses
Management fee	$12,095,603
Transfer agent fees	2,582,066
Accounting fees and expenses	572,477
Custodian fees and expenses	25,094
Independent trustees' fees and expenses	14,816
Registration fees	212,089
Audit	57,372
Legal	10,052
Miscellaneous	26,989
Total expenses before reductions	15,596,558
Expense reductions	(7,230,096)	8,366,462
Net investment income (loss)		107,703,450
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	28,073,637
Total net realized gain (loss)		28,073,637
Change in net unrealized appreciation (depreciation) on investment securities		(157,671,217)
Net gain (loss)		(129,597,580)
Net increase (decrease) in net assets resulting from operations		$(21,894,130)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2017	Year ended January 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$107,703,450	$100,451,366
Net realized gain (loss)	28,073,637	8,687,178
Change in net unrealized appreciation (depreciation)	(157,671,217)	(37,166,412)
Net increase (decrease) in net assets resulting from operations	(21,894,130)	71,972,132
Distributions to shareholders from net investment income	(107,626,120)	(100,420,307)
Distributions to shareholders from net realized gain	(18,184,260)	(4,066,945)
Total distributions	(125,810,380)	(104,487,252)
Share transactions
Proceeds from sales of shares	1,382,015,795	903,464,481
Reinvestment of distributions	63,857,949	54,628,572
Cost of shares redeemed	(1,245,839,196)	(779,047,770)
Net increase (decrease) in net assets resulting from share transactions	200,034,548	179,045,283
Redemption fees	27,442	27,024
Total increase (decrease) in net assets	52,357,480	146,557,187
Net Assets
Beginning of period	3,069,030,266	2,922,473,079
End of period	$3,121,387,746	$3,069,030,266
Other Information
Undistributed net investment income end of period	$57,223	$65,070
Shares
Sold	118,596,012	77,866,216
Issued in reinvestment of distributions	5,478,826	4,701,141
Redeemed	(108,596,268)	(67,085,564)
Net increase (decrease)	15,478,570	15,481,793

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Tax-Free Bond Fund

Years ended January 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.77	$11.91	$11.18	$11.73	$11.45
Income from Investment Operations
Net investment income (loss)A	.377	.401	.414	.425	.411
Net realized and unrealized gain (loss)	(.408)	(.124)	.734	(.551)	.276
Total from investment operations	(.031)	.277	1.148	(.126)	.687
Distributions from net investment income	(.377)	(.401)	(.417)	(.424)	(.407)
Distributions from net realized gain	(.062)	(.016)	(.001)	–	–B
Total distributions	(.439)	(.417)	(.418)	(.424)	(.407)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$11.30	$11.77	$11.91	$11.18	$11.73
Total ReturnC	(.31)%	2.43%	10.45%	(1.03)%	6.09%
Ratios to Average Net AssetsD,E
Expenses before reductions	.46%	.46%	.46%	.47%	.47%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	3.21%	3.46%	3.59%	3.77%	3.54%
Supplemental Data
Net assets, end of period (000 omitted)	$3,121,388	$3,069,030	$2,922,473	$2,259,927	$2,495,456
Portfolio turnover rateF	23%	9%	5%	14%	5%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2017

1. Organization.

Fidelity Tax-Free Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$104,947,828
Gross unrealized depreciation	(48,434,079)
Net unrealized appreciation (depreciation) on securities	$56,513,749
Tax Cost	$2,988,445,554

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$7,159,246
Net unrealized appreciation (depreciation) on securities and other investments	$56,513,749

The tax character of distributions paid was as follows:

	January 31, 2017	January 31, 2016
Tax-exempt Income	107,626,120	100,420,307
Long-term Capital Gains	18,184,260	4,066,945
Total	$125,810,380	$ 104,487,252

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $924,476,919 and $733,085,924, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .08% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,258 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .25% of average net assets. This reimbursement will remain in place through March 31, 2018. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $7,189,429.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $25,094.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $15,573.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Tax-Free Bond Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Tax-Free Bond Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Tax-Free Bond Fund as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 244 funds. Mr. Chiel oversees 121 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer (2012-2016), Vice President (2007-2014), and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2016 to January 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2016	Ending Account Value January 31, 2017	Expenses Paid During Period-B August 1, 2016 to January 31, 2017
Actual	.25%	$1,000.00	$959.80	$1.23
Hypothetical-C		$1,000.00	$1,023.88	$1.27

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Tax-Free Bond Fund voted to pay on March 13, 2017, to shareholders of record at the opening of business on March 10, 2017, a distribution of $0.027 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2017, $27,847,995, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2017, 100% of the fund's income dividends was free from federal income tax, and 0% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Tax-Free Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in May 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Tax-Free Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2015.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.25% through March 31, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SFB-ANN-0317
1.769635.115

Item 2.

Code of Ethics

As of the end of the period, January 31, 2017, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series 1000 Value Index Fund and Fidelity Tax-Free Bond Fund (the “Funds”):

Services Billed by Deloitte Entities

January 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series 1000 Value Index Fund	$52,000	$-	$6,400	$1,500
Fidelity Tax-Free Bond Fund	$42,000	$-	$5,200	$1,200

January 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series 1000 Value Index Fund	$52,000	$-	$6,400	$1,000
Fidelity Tax-Free Bond Fund	$44,000	$-	$5,200	$1,200

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	January 31, 2017A	January 31, 2016A
Audit-Related Fees	$35,000	$-
Tax Fees	$5,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	January 31, 2017 A	January 31, 2016 A
Deloitte Entities	$275,000	$60,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	March 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	March 29, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	March 29, 2017